FOURTH QUARTER 2012

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Annual Report on Form 10-K (the “10-K”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-K, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-K and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage / Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Roseland Transaction / Acquisitions	9
• Developments / Sales / Financing Activity / Dividends	10
• Leasing	11 – 12
• Information About FFO	12
• Key Financial Data	13
• Same-Store Results and Analysis	14
• Unconsolidated Joint Ventures Summary	15 – 17
• Select Financial Ratios	18
• Debt Analysis:
• Debt Breakdown / Future Repayments	19
• Debt Maturities	20
• Debt Detail	21

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	23
• Consolidated Balance Sheets	24
• Consolidated Statement of Changes in Equity	25
• Statements of Funds from Operations	26
• Statements of Funds from Operations Per Diluted Share	27
• Reconciliation of Basic-to-Diluted Shares/Units	28

IV. VALUE CREATION PIPELINE
• Properties Commencing Initial Operations / Summary of In-Process Development Projects	30
• Rental Property Sales/Dispositions / Rental Property Held for Sale	31
• Summary of Land Parcels	32

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	34 – 39
• Market Diversification (MSAs)	40
• Industry Diversification (Top 30 Tenant Industries)	41
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	42
(b) Square Footage	43
(c) Base Rental Revenue	44
(d) Percentage Leased	45
• Consolidated Property Listing (by Property Type)	46 – 55
• Significant Tenants (Top 50 Tenants)	56 – 57
• Schedules of Lease Expirations (by Property Type)	58 – 62

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•
risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for the Company’s properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.9 billion at December 31, 2012. Mack-Cali has been involved in all aspects of commercial real estate development, management, and ownership for over 60 years and has been a publicly traded REIT since 1994. Mack-Cali owns or has interests in 278 properties consisting of 272 office and office/flex properties totaling approximately 31.7 million square feet and six multi-family rental properties containing over 1,700 residential units, all located in the Northeast, as well as land to accommodate up to 12.3 million square feet of additional commercial space – in addition to multi-family and hotel development.

History

Established over 60 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of December 31, 2012)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	278
Total Square Feet	31.7 million square feet
Geographic Diversity	Six states and the District of Columbia
New Jersey Presence	22.5 million square feet
Northeast Presence	31.7 million square feet
Common Shares and
Units Outstanding	99.7 million
Dividend-- Quarter/Annualized	$0.45/$1.80
Dividend Yield	6.9%
Total Market Capitalization	$4.9 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	Alan G. Philibosian
Kenneth M. Duberstein	Irvin D. Reid
Nathan Gantcher	Vincent Tese
Mitchell E. Hersh	Roy J. Zuckerberg
David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Anthony Krug, Chief Accounting Officer

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	ISI Group Steve Sakwa (212) 446-9462
Barclays Capital Ross Smotrich (212) 526-2306	J.P. Morgan Anthony Paolone (212) 622-6682
Citigroup Michael Bilerman (212) 816-1383	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Cowen and Company James Sullivan (646) 562-1380	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Deutsche Bank North America John N. Perry (212) 250-4912	UBS Investment Research Ross T. Nussbaum (212) 713-2484
Green Street Advisors Michael Knott (949) 640-8780

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) available to common shareholders for the quarter ended December 31, 2012 amounted to $65.4 million, or $0.66 per share. For the year ended December 31, 2012, FFO available to common shareholders equaled $267.0 million, or $2.67 per share.

Net loss to common shareholders for the fourth quarter 2012 equaled $9.2 million, or $0.11 per share. The results for the fourth quarter include $25.4 million, or $0.25 per share, of losses, net, on disposition of rental property and impairments. For the year ended December 31, 2012, net income available to common shareholders amounted to $40.9 million, or $0.47 per share. The results for the year include $23.0 million, or $0.23 per share, of losses, net, on disposition of rental property and impairments.

Total revenues for the fourth quarter 2012 were $177.0 million. For the year ended December 31, 2012, total revenues amounted to $704.7 million.

All per share amounts presented above are on a diluted basis.

The Company had 87,536,292 shares of common stock, and 12,141,836 common operating partnership units outstanding as of December 31, 2012. The Company had a total of 99,678,128 common shares/common units outstanding at December 31, 2012.

As of December 31, 2012, the Company had total indebtedness of approximately $2.2 billion, with a weighted average annual interest rate of 5.86 percent.

The Company had a debt-to-undepreciated assets ratio of 36.7 percent at December 31, 2012. The Company had an interest coverage ratio of 3.2 times for the quarter ended December 31, 2012.

Roseland Transaction

In October, the Company acquired the real estate development and management businesses of Roseland Partners, L.L.C., a premier multi-family residential community developer and operator in the Northeast, and Roseland’s interests in six operating multi-family properties totaling 1,769 apartments, one condo-residential property totaling three units and four commercial properties totaling approximately 212,000 square feet, 13 in-process development projects, which include nine multi-family properties totaling 2,149 apartments, two garages totaling 1,591 parking spaces and two retail properties totaling approximately 35,400 square feet, and interests or options in land parcels which may support approximately 5,980 apartments, approximately 736,000 square feet of commercial space, and a 321-key hotel. The locations of the properties extend from New Jersey to Massachusetts. The majority of the properties are located in New Jersey, in particular, at its flagship development at Port Imperial in Weehawken and West New York, in addition to the Jersey City Waterfront and other urban in-fill and transit-oriented locations.

The Roseland business and real property interests were acquired for aggregate consideration of up to $134.6 million, subject to adjustment, including $115.0 million in cash at closing and an additional earn-out of up to $15.6 million in cash over the next three years, under certain conditions. During the three-year earn-out period, each of Roseland’s principals, Marshall Tycher, Brad Klatt and Carl Goldberg, will serve as co-presidents of Roseland Management Services, L.P., a newly formed wholly owned subsidiary of Mack-Cali, pursuant to employment agreements executed at closing. Mitchell E. Hersh, President and Chief Executive Officer of Mack-Cali Realty Corporation, also assumed the role of Chairman and Chief Executive of Roseland Management Services, L.P.

The transaction was financed through a combination of cash on hand and borrowings under the Company’s $600 million unsecured revolving credit facility.

Acquisitions

In January, the Company acquired Alterra at Overlook Ridge IA in Metro Boston for approximately $61.3 million. The Company has also agreed to acquire Alterra at Overlook Ridge IB for approximately $88 million and expects an early April closing when the loan that currently encumbers the property opens for prepayment.

The luxury multi-family properties contain 722 rental units in the master planned community of Overlook Ridge in Revere and Malden, Massachusetts and is currently 97.2 percent leased. The properties are being acquired from a Prudential Insurance Company of America joint venture.

Developments

In December, the Company's Roseland subsidiary commenced construction of the following key multi-family communities in the Northeast:

•
RiverParc at Port Imperial, a joint venture with The Prudential Insurance Company of America and supported by a construction loan commitment led by PNC with participation by Wells Fargo. RiverParc, a 10-story, 280-unit luxury multi-family community, will be the latest rental property developed in the southern portion of Port Imperial. Port Imperial is a mixed-use, master-plan waterfront development which spans two and a half miles directly across the Hudson River from Midtown Manhattan. The Company anticipates project costs of approximately $96.4 million, not including land capital of $21 million.

•
The Highlands at Overlook Ridge, a joint venture with a fund advised by UBS Global Asset Management and supported by a construction loan commitment led by Bank of America with participation by TD Bank. This 371-unit luxury apartment development will be the latest addition to the Overlook Ridge masterplan community. Overlook Ridge, a 92-acre community developed by Roseland, is conveniently located directly adjacent to U.S. Route 1 at the Salem Street interchange, five miles north of downtown Boston and 4.5 miles from I-95, Boston’s inner beltway in the towns of Malden and Revere. To date, Roseland, in joint ventures, has successfully completed three residential phases totaling 973 units at Overlook Ridge, including Alterra IA in 2004, Alterra IB in 2008, and Quarrystone in 2009. The Company anticipates project costs of approximately $79.4 million.

•
Portside at Pier One, a joint venture with The Prudential Insurance Company and supported by a construction loan commitment led by Citizens Bank with participation by Salem Five. This 176-unit luxury apartment project is part of the planned mixed-use community on the East Boston waterfront. Portside will include 150 market-rate apartments and a 26-apartment affordable component in a five-story building adjacent to the Pier. The Portside at Pier One project start was a by-product of a 10-year Roseland-led effort since being awarded its development designation by the Massachusetts Port Authority ("Massport"). The land, owned by Massport, is subject to a 95-year non-subordinated ground lease. The overall site encompasses 26 acres of East Boston harbor frontage directly facing downtown Boston, and represents the most significant piece of undeveloped East Boston waterfront. The development was planned as a mixed-use waterfront community with luxury rental homes, retail and restaurant space, community/public space, a recreational marina, an operational shipyard, and public landscaped green space, thus creating a productive use and urbanization of the waterfront for the regentrifying East Boston Community. The Company anticipates project costs of approximately $66.3 million.

Upon completion, Roseland will oversee the leasing and management responsibilities for the properties discussed above.

Sales

In November, the Company sold its three office buildings at Moorestown Corporate Center totaling 222,258 square feet located at Strawbridge Drive in Moorestown, New Jersey for net sales proceeds of approximately $19.4 million, with a loss of approximately $0.1 million from the sale. The Company previously recognized a valuation allowance of $1.6 million on these properties at March 31, 2012.

Financing Activity

In November, the Company completed the sale of $250 million face amount of 2.50 percent senior unsecured notes due December 15, 2017 with interest payable semi-annually in arrears. The net proceeds from the issuance of $246.4 million, after underwriting discount and offering expenses, were used primarily to repay outstanding borrowings under the Company’s unsecured revolving credit facility.

Dividends

In December, the Company’s Board of Directors declared a cash dividend of $0.45 per common share (indicating an annual rate of $1.80 per common share) for the fourth quarter 2012, which was paid on January 11, 2013 to shareholders of record as of January 4, 2013.

Leasing

Mack-Cali’s consolidated in-service portfolio was 87.2 percent leased at December 31, 2012, as compared to 87.5 percent leased at September 30, 2012.

For the quarter ended December 31, 2012, the Company executed 120 leases at its consolidated in-service portfolio totaling 1,147,218 square feet, consisting of 926,116 square feet of office space, 106,149 square feet of office/flex space and 114,953 square feet of industrial/warehouse space. Of these totals, 375,278 square feet were for new leases and 771,940 square feet were for lease renewals and other tenant retention transactions.

For the year ended December 31, 2012, the Company executed 546 leases at its consolidated in-service portfolio totaling 4,117,272 square feet, consisting of 2,926,587 square feet of office space, 998,529 square feet of office/flex space and 192,156 square feet of industrial/warehouse space. Of these totals, 1,377,898 square feet were for new leases and 2,739,374 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:
-
New Cingular Wireless PCS, LLC, a wireless communications service provider, signed renewals in Paramus for 137,991 square feet at Mack-Cali Centre VII, 15 E. Midland Avenue and 73,582 square feet at Mack-Cali Centre III, 140 E. Ridgewood Avenue. Mack-Cali Centre VII is a 259,823 square-foot office building that is 80.5 percent leased. Mack-Cali Centre III is a 239,680 square-foot office building that is 91.9 percent leased.

-
Towers Watson Pennsylvania, Inc., a global professional services company, signed a new lease for 28,500 square feet at 8 Campus Drive in Parsippany. The 215,265 square-foot office building, located in Mack-Cali Business Campus, is 66.4 percent leased.

-
Regulus Group, LLC, a payment processing and service provider, signed a 21,500 square-foot renewal at Mack-Cali Centre I, 365 West Passaic Street in Rochelle Park. The 212,578 square-foot office building is 84.6 percent leased.

-
The Bank of Tokyo-Mitsubishi UFJ, Ltd., a subsidiary of Mitsubishi UFJ Financial Group, signed an expansion for 20,649 square feet at Harborside Financial Center Plaza 3 in Jersey City, bringing The Bank of Tokyo-Mitsubishi’s total square feet leased at the building to 282,606 square feet. The 725,600 square-foot office building is 86.0 percent leased.

CENTRAL NEW JERSEY:
-
AECOM Technology Corporation, a global technical and support services firm, signed transactions totaling 70,932 square feet at 30 Knightsbridge Road in Piscataway, consisting of a 59,652 square-foot renewal and an 11,280 square-foot expansion. The four-building office complex, totaling 680,350 square feet, is 92.7 percent leased.

-	HealthEd Group, Inc., a health care marketing agency, renewed 22,390 square feet at 100 Walnut Avenue in Clark. The 182,555 square-foot office building is 100 percent leased.

MANHATTAN:
-	AECOM Technology Corporation signed a new lease for 91,414 square feet at 125 Broad Street in Manhattan.

-
Also at 125 Broad Street, Institute for Community Living, Inc., a not-for-profit corporation that assists individuals with disabilities, signed a new lease for 41,594 square feet. Mack-Cali’s ownership interests of 524,476 square feet in the building are 100 percent leased.

WESTCHESTER COUNTY, NEW YORK:
-
Barrie House Coffee Co. Inc., a coffee manufacturing and allied product distribution company, signed a new lease for 67,721 square feet at 4 Warehouse Lane in Elmsford. The 195,500 square-foot industrial/warehouse building, located in Elmsford Distribution Center, is 96.7 percent leased.

-
Nestle Waters North America, Inc., the bottled water company, signed a renewal for 47,232 square feet at 5 Warehouse Lane in Elmsford. Also located in the Elmsford Distribution Center, this 75,100 square-foot industrial/warehouse building is 97.1 percent leased.

-
The Bronx-Lebanon Hospital Center signed transactions totaling 20,625 square feet at 1 Executive Boulevard in Yonkers, consisting of an 18,140 square-foot renewal and a 2,485 square-foot expansion. The 112,000 square-foot office building, located in South Westchester Executive Park, is 100 percent leased.

-
HQ Global Workplaces LLC, a provider of workplace solutions, signed a renewal for 22,064 square feet at 50 Main Street in White Plains. The 309,000 square-foot office building, located in Westchester Financial Center, is 85.2 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items, sales of depreciable rental property, and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from sales of properties and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 27.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Key Financial Data

		As of or for the three months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11
Shares and Units:
Common Shares Outstanding	87,536,292	87,821,885	87,819,278	87,811,226	87,799,479
Common Units Outstanding	12,141,836	12,177,122	12,177,122	12,187,122	12,197,122
Combined Shares and Units	99,678,128	99,999,007	99,996,400	99,998,348	99,996,601
Weighted Average- Basic (a)	99,695,353	100,003,034	99,999,564	99,992,282	99,869,353
Weighted Average- Diluted (b)	99,695,353	100,074,809	100,068,762	100,062,203	99,939,994
Common Share Price ($’s):
At the end of the period	26.11	26.60	29.07	28.82	26.69
High during period	28.16	29.45	29.37	29.80	28.91
Low during period	24.37	26.31	26.37	25.68	23.71

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	2,663,758	2,661,629	2,908,635	2,883,784	2,670,846
Total Debt	2,204,389	1,970,254	1,929,596	1,940,715	1,914,215
Total Market Capitalization	4,868,147	4,631,883	4,838,231	4,824,499	4,585,061
Total Debt/ Total Market Capitalization	45.28%	42.54%	39.88%	40.23%	41.75%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,526,045	4,269,573	4,270,207	4,299,434	4,295,759
Gross Book Value of Real Estate Assets	5,525,015	5,295,248	5,269,762	5,226,792	5,279,770
Total Liabilities	2,457,538	2,191,345	2,163,930	2,160,211	2,141,759
Total Equity	2,068,507	2,078,228	2,106,277	2,139,223	2,154,000
Total Revenues	177,030	170,863	176,169	180,681	175,512
Capitalized Interest	2,916	891	305	230	205
Scheduled Principal Amortization	1,342	1,201	503	829	785
Interest Coverage Ratio	3.21	3.13	2.96	3.43	3.14
Fixed Charge Coverage Ratio	2.80	2.92	2.88	3.31	3.03
Net (Loss) Income	(10,585)	16,176	11,411	29,267	18,438
Net (Loss) Income Available to Common Shareholders	(9,227)	14,281	10,101	25,767	16,122
Earnings per Share—diluted	(0.11)	0.16	0.11	0.29	0.18
FFO per Share—diluted (d)	0.66	0.65	0.62	0.74	0.68
Dividends Declared per Share	0.45	0.45	0.45	0.45	0.45
FFO Payout Ratio—diluted (d)	68.65%	69.27%	72.55%	60.46%	66.08%

Portfolio Size:
Properties	278	276	277	277	278
Total Square Footage	31,691,682	32,192,587	32,240,287	32,240,287	32,414,411
Sq. Ft. Leased at End of Period (e) (f)	87.2%	87.5%	87.6%	87.9%	88.3%

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 12.
(e)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(f)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended December 31,			%
	2012	2011	Change	Change

Total Property Revenues	$166,169	$170,078	$(3,909)	(2.3)

Real Estate Taxes	23,750	23,161	589	2.5
Utilities	14,715	15,864	(1,149)	(7.2)
Operating Services	28,745	29,813	(1,068)	(3.6)
Total Property Expenses:	67,210	68,838	(1,628)	(2.4)

GAAP Net Operating Income	98,959	101,240	(2,281)	(2.3)

Less: straight-lining of rents adj.	4,158	1,480	2,678	180.9

Net Operating Income	$94,801	$99,760	$(4,959)	(5.0)

Percentage Leased at Period End	87.0%	88.6%

Total Properties:	262

Total Square Footage:	30,302,297

	For the year ended December 31,			%
	2012	2011	Change	Change

Total Property Revenues	$671,729	$686,249	$(14,520)	(2.1)

Real Estate Taxes	93,354	85,840	7,514	8.8
Utilities	63,046	72,026	(8,980)	(12.5)
Operating Services	107,846	114,584	(6,738)	(5.9)
Total Property Expenses:	264,246	272,450	(8,204)	(3.0)

GAAP Net Operating Income	407,483	413,799	(6,316)	(1.5)

Less: straight-lining of rents adj.	9,044	6,349	2,695	42.4

Net Operating Income	$398,439	$407,450	$(9,011)	(2.2)

Percentage Leased at Period End	87.0%	88.6%

Total Properties:	262

Total Square Footage:	30,302,297

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Unconsolidated Joint Ventures Summary
(as of December 31, 2012)

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Year Built	Property	Location	Percent Leased	# of Apartment Units	Revenue Per Unit (a)	Company’s Effective Ownership %
Operating Multi-family Residential:
Marbella RoseGarden, L.L.C.	2003	Marbella	Jersey City, NJ	98.1%	412	$2,602	24.27%
RoseGarden Monaco, L.L.C.	2011	Monaco (North and South)	Jersey City, NJ	95.6%	523	3,012	15.00%
Rosewood Morristown, L.L.C.	2010	Metropolitan at 40 Park	Morristown, NJ	100.0%	130	2,968	12.50%
Rosewood Lafayette Holdings, L.L.C.	2009	Highlands at Morristown Station	Morristown, NJ	96.8%	217	2,382	25.00%
Prurose Port Imperial South 15 LLC	2009	RiversEdge at Port Imperial	Weehawken, NJ	95.8%	236	2,952	50.00% (b)
Overlook Ridge JV, L.L.C.	2008	Quarrystone	Malden, MA	93.6%	251	1,932	25.00%

Total Operating Multi-family Residential				96.7%	1,769

Joint Venture Name	Year Built	Property	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Operating Commercial:
Port Imperial North Retail, L.L.C.	2008	Riverwalk At Port Imperial	West New York, NJ	58.0%	30,745	20.00%
BNES Associates III	2003	Offices at Crystal Lake	West Orange, NJ	100.0%	106,345	31.25%
Red Bank Corporate Plaza	2007	Red Bank Corporate Plaza	Red Bank, NJ	100.0%	92,878	50.00%
12 Vreeland Realty L.L.C.	1984	12 Vreeland Road	Florham Park, NJ	100.0%	139,750	50.00%
Gale Jefferson L.L.C. (c)	2009	One Jefferson Road	Parsippany, NJ	100.0%	100,010	8.33%
Rosewood Morristown, L.L.C.	2010	Shops at 40 Park	Morristown, NJ	38.9%	50,771	12.50%

Total Operating Commercial					520,499

Joint Venture Name	Property	Location	Estimated Completion Date	Potential Units	Company’s Effective Ownership %
In-Process Development Projects:
PruRose Riverwalk G, L.L.C.	Rivertrace at Port Imperial	West New York, NJ	4Q-2013	316	25.00%
Elmajo Urban Renewal Associates, L.L.C.	Lincoln Harbor	Weehawken, NJ	1Q-2014	355	7.50%
150 Main Street, L.L.C.	Glenmark at Tuckahoe	Eastchester, NY	4Q-2014	108	26.25%
Overlook Ridge JV 2C/3B, L.L.C.	Overlook Ridge – 2C & 3B	Malden, MA	1Q-2015	371	25.00%
PruRose Port Imperial South 13, LLC	Port Imperial Building 13	Weehawken, NJ	1Q-2015	280	20.00%	(b)
Portside Master Company, LLC	Portside at Pier One – Bldg 7	East Boston, MA	3Q-2014	176	38.25%
Riverpark at Harrison I, L.L.C.	Riverpark at Harrison	Harrison, NJ	4Q-2014	141	36.00%
Elmajo Urban Renewal Associates, L.L.C.	Lincoln Harbor (Bldg B)	Weehawken, NJ	4Q-2014	227	7.50%
RoseGarden Marebella South, L.L.C.	Marbella II	Jersey City, NJ	4Q-2015	311	24.27%
Rosewood Morristown, L.L.C.	Lofts at 40 Park	Morristown, NJ	1Q-2015	91	25.00%

Total In-process Development Projects	2,376

Joint Venture Name	Year Built	Property	Location	Number of Rooms	Company’s Effective Ownership %
Hotel:
Harborside South Pier	2002	Hyatt Regency Jersey City on the Hudson	Jersey City, NJ	350	50.00%

Joint Venture Name	Property/Asset	Location	Company’s Effective Ownership %
Other Investment:
Stamford SM L.L.C.	Senior Mezzanine Loan	Stamford, CT	80.00%

Joint Venture Name	Property	Location	Potential Units	Potential Commercial Square Feet	Company’s Effective Ownership %
Land:
Hillsborough 206 Holdings, L.L.C.	Hillsborough 206	Hillsborough, NJ	n/a	160,000	50.00%
RoseGarden Monaco, L.L.C.	San Remo Land	Jersey City, NJ	300	n/a	41.67%
Grand Jersey Waterfront URA, L.L.C.	Liberty Landing	Jersey City, NJ	1,000	n/a	50.00%
Riverpark at Harrison I, L.L.C.	Riverpark at Harrison 5-8	Harrison, NJ	141	n/a	Land Option
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	Jersey City, NJ	n/a	1,225,000	50.00%
Boston-Downtown Crossing	Downtown Crossing	Boston, MA	n/a	1,481,000	15.00%
Overlook Ridge, L.L.C.	Overlook Ridge Land	Malden/Revere, MA	896	160,000	50.00%
Overlook Ridge JV, L.L.C.	Overlook Phase III	Malden, MA	240	n/a	50.00%
Roseland/Port Imperial Partners, L.P.	Riverwalk C	West New York, NJ	363	n/a	20.00%
Roseland/Port Imperial Partners, L.P.	Port Imperial North	West New York, NJ	836	n/a	20.00%

Total Land	3,776	3,026,000
(a)	Total apartment revenue for the year ended December 31, 2012 divided by the average percent leased for the year ended December 31, 2012, divided by the number of units and divided by 12.
(b)	A third party has a 20 percent economic interest in net company distributions
(c)	On January 4, 2013 the Company sold its membership interest in this venture.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of December 31, 2012 and 2011 (dollars in thousands):

	December 31,
	2012	2011
Assets:
Rental property, net	$179,824	$143,369
Loan receivable	42,276	--
Other assets	311,846	71,928
Total assets	$533,946	$215,297
Liabilities and partners’/
members’ capital:
Mortgages and loans payable	$168,908	$140,975
Other liabilities	12,203	6,884
Partners’/members’ capital	352,835	67,438
Total liabilities and partners'/members’ capital	$533,946	$215,297

The following is a summary of the Company’s investment in unconsolidated joint ventures as of December 31, 2012 and 2011 (dollars in thousands):

	December 31,
Entity	2012	2011
Plaza VIII & IX Associates, L.L.C.	$4,321	$4,291
South Pier at Harborside	(1,225)	(343)
Red Bank Corporate Plaza, L.L.C.	3,876	3,676
12 Vreeland Associates, L.L.C.	12,840	10,233
Boston Downtown Crossing	13,012	13,005
Gale Jefferson L.L.C.	1,029	1,153
Stamford SM LLC	34,006	--
Marbella RoseGarden, L.L.C.	16,918	--
RoseGarden Monaco Holdings, L.L.C.	4,761	--
Rosewood Lafayette Holdings, L.L.C.	1,988	--
PruRose Port Imperial South 15, LLC	606	--
Rosewood Morristown, L.L.C.	7,091	--
Overlook Ridge JV, L.L.C.	--	--
Overlook Ridge, L.L.C.	31	--
Overlook Ridge JV 2C/3B, L.L.C.	179	--
Roseland/North Retail, L.L.C.	2,161	--
BNES Associates III	1,955	--
Portside Master Company, L.L.C.	3,651	--
PruRose Port Imperial South 13, LLC	2,920	--
Roseland/Port Imperial Partners, L.P.	2,582	--
RoseGarden Marbella South, L.L.C.	6,182	--
PruRose Riverwalk G, L.L.C.	4,136	--
Elmajo Urban Renewal Associates, LLC	849	--
Riverpark at Harrison I, L.L.C.	2,606	--
150 Main Street, L.L.C.	2,395	--
RoseGarden Monaco, L.L.C.	1,165	--
Hillsborough 206 Holdings, L.L.C.	1,967	--
Grand Jersey Waterfront Urban Renewal Associates, L.L.C.	337	--
Company's investment in unconsolidated joint ventures	$132,339	$32,015

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests for the three months ended December 31, 2012 and 2011, and for the years ended December 31, 2012 and 2011 (dollars in thousands):

	Three Months Ended December 31,		Years Ended December 31,
	2012	2011	2012	2011

Total revenues	$23,814	$13,611	$68,183	$51,308
Operating and other expenses	(11,580)	(8,335)	(37,008)	(32,074)
Depreciation and amortization	(2,854)	(2,529)	(10,139)	(10,593)
Interest expense	(1,758)	(1,714)	(6,775)	(6,743)
Net income	$7,622	$1,033	$14,261	$1,898

The following is a summary of the Company’s equity in earnings (loss) of unconsolidated joint ventures for the three months ended December 31, 2012 and 2011, and for the years ended December 31, 2012 and 2011: (dollars in thousands)

	Three Months Ended December 31,		Years Ended December 31,
Entity	2012	2011	2012	2011

Plaza VIII & IX Associates, L.L.C.	$(13)	$17	$30	$68
South Pier at Harborside	484	727	2,368	1,495
Red Bank Corporate Plaza, L.L.C.	62	61	360	446
12 Vreeland Associates, L.L.C.	(176)	131	427	374
Boston Downtown Crossing	(125)	(108)	(458)	(448)
Gale Jefferson L.L.C.	18	20	81	87
Stamford SM LLC	885	--	3,078	--
Marbella RoseGarden, L.L.C.	13	--	13	--
RoseGarden Monaco Holdings, L.L.C.	(311)	--	(311)	--
Rosewood Lafayette Holdings, L.L.C.	(197)	--	(197)	--
PruRose Port Imperial South 15, LLC	(533)	--	(533)	--
Rosewood Morristown, L.L.C.	(25)	--	(25)	--
Overlook Ridge JV, L.L.C.	--	--	--	--
Overlook Ridge, L.L.C.	--	--	--	--
Overlook Ridge JV 2C/3B, L.L.C.	(11)	--	(11)	--
Roseland/North Retail, L.L.C.	(80)	--	(80)	--
BNES Associates III	(323)	--	(323)	--
Portside Master Company, L.L.C.	(5)	--	(5)	--
PruRose Port Imperial South 13, LLC	(87)	--	(87)	--
Roseland/Port Imperial Partners, L.P.	--	--	--	--
RoseGarden Marbella South, L.L.C.	(13)	--	(13)	--
PruRose Riverwalk G, L.L.C.	(142)	--	(142)	--
Elmajo Urban Renewal Associates, LLC	(83)	--	(83)	--
Riverpark at Harrison I, L.L.C.	--	--	--	--
150 Main Street, L.L.C.	--	--	--	--
RoseGarden Monaco, L.L.C.	--	--	--	--
Hillsborough 206 Holdings, L.L.C.	--	--	--	--
Grand Jersey Waterfront Urban Renewal Associates, L.L.C.	--	--	--	--
Company's equity in earnings of unconsolidated joint ventures	$(662)	$848	$4,089	$2,022

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Select Financial Ratios

Ratios Computed For Industry	December 31,
Comparisons:	2012	2011
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	48.70%	44.56%

Total Debt/ Total Market Capitalization (Market value) (%)	45.28%	41.75%

Total Debt/ Total Undepreciated Assets (%)	36.71%	33.55%

Secured Debt/ Total Undepreciated Assets (%)	12.62%	12.96%

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.21	3.14	3.18	3.21

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	3.07	3.07	3.08	3.14

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.80	3.03	2.98	3.07

FFO Payout (Dividends Declared/Funds from Operations) (%)	68.65%	66.08%	67.42%	64.21%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Debt Analysis

(as of December 31, 2012)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)	Weighted Average Maturity in Years
Fixed Rate Unsecured Debt and Other Obligations	$1,446,894	65.64%	5.20%	4.73
Fixed Rate Secured Debt	680,438	30.87%	7.55%	4.34
Variable Rate Secured Debt	77,057	3.49%	3.32%	0.47
Totals/Weighted Average:	$2,204,389	100.00%	5.86%	4.46

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.23 percent as of December 31, 2012.

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
2013	$10,887	$181,286	$192,173	4.36%
2014	10,185	335,257	345,442	6.82%
2015	8,634	150,000	158,634	5.40%
2016	8,425	273,120	281,545	7.16%
2017	6,423	391,151	397,574	4.12%
Thereafter	6,195	841,881	848,076	6.38%
Sub-total	50,749	2,172,695	2,223,444
Adjustment for unamortized debt discount/premium and mark-to-market, net, as of December 31, 2012	(19,055)	--	(19,055)
Totals/Weighted Average:	$31,694	$2,172,695	$2,204,389	5.86%

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.23 percent as of December 31, 2012.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Debt Maturities

(dollars in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020 and Beyond	TOTALS
Secured Debt:
Port Imperial South	$42,168								$42,168
Port Imperial South 4/5	34,889								34,889
9200 Edmonston Road	4,229								4,229
6305 Ivy Lane		$5,726							5,726
6301 Ivy Lane		5,320							5,320
35 Waterview		18,185							18,185
6 Becker, 85 Livingston, 75 Livingston, & 20 Waterview		65,035							65,035
4 Sylvan Way		14,575							14,575
10 Independence		16,924							16,924
395 West Passaic		9,492							9,492
4 Becker				$40,432					40,432
5 Becker				14,574					14,574
210 Clay				14,267					14,267
51 Imclone				3,847					3,847
Prudential Portfolio					$141,151				141,151
23 Main Street						$26,566			26,566
Harborside Plaza 5						204,970			204,970
100 Walnut Avenue							$17,280		17,280
One River Center							39,586		39,586
233 Canoe Brook Road							3,479		3,479
Total Secured Debt:	$81,286	$135,257	--	$73,120	$141,151	$231,536	$60,345	--	$722,695

Unsecured Debt:
Unsecured credit facility				--					--
4.600% unsecured notes due 6/13	$100,000								$100,000
5.125% unsecured notes due 2/14		$200,000							200,000
5.125% unsecured notes due 1/15			150,000						150,000
5.80% unsecured notes due 1/16				$200,000					200,000
2.50% unsecured notes due 12/17					$250,000				250,000
7.75% unsecured notes due 8/19							$250,000		250,000
4.50% unsecured notes due 4/22								$300,000	300,000
Total Unsecured Debt:	$100,000	$200,000	$150,000	$200,000	$250,000	--	$250,000	$300,000	$1,450,000

Total Debt:	$181,286	$335,257	$150,000	$273,120	$391,151	$231,536	$310,345	$300,000	$2,172,695

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Debt Detail

(dollars in thousands)

Property Name	Lender	Effective Interest Rate
			December 31,		Date of Maturity
			2012	2011
Senior Unsecured Notes: (a)
5.250%, Senior Unsecured Notes	public debt	5.457%	--	$99,988	01/15/12	(b)
6.150%, Senior Unsecured Notes	public debt	6.894%	--	94,438	12/15/12	(c)
5.820%, Senior Unsecured Notes	public debt	6.448%	--	25,972	03/15/13	(d)
4.600%, Senior Unsecured Notes	public debt	4.742%	$ 99,987	99,958	06/15/13
5.125%, Senior Unsecured Notes	public debt	5.110%	200,270	200,509	02/15/14
5.125%, Senior Unsecured Notes	public debt	5.297%	149,810	149,717	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.806%	200,237	200,313	01/15/16
2.500%, Senior Unsecured Notes	Public debt	2.803%	248,560	--	12/15/17
7.750%, Senior Unsecured Notes	public debt	8.017%	248,585	248,372	08/15/19
4.500%, Senior Unsecured Notes	public debt	4.612%	299,445	--	04/18/22
Total Senior Unsecured Notes:			$1,446,894	$1,119,267

Revolving Credit Facilities:
Unsecured Facility (e)	20 Lenders	LIBOR +1.250%	--	$ 55,500	10/21/15	(f)
Total Revolving Credit Facilities:			--	$ 55,500

Property Mortgages: (g)
2200 Renaissance Boulevard	Wachovia CMBS	5.888%	--	$ 16,171	--	(h)
Soundview Plaza	Morgan Stanley Mortgage Capital	6.015%	--	15,531	--	(i)
One Grande Commons	Capital One Bank	LIBOR+2.00%	--	11,000	--	(j)
581 Main Street	Valley National Bank	6.935%	--	16,338	--	(k)
Port Imperial South	Wells Fargo Bank N.A.	LIBOR+2.75%	$ 42,168	--	03/23/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	4,305	4,479	05/01/13
Port Imperial South 4/5	Wells Fargo Bank N.A.	LIBOR+3.50%	34,889	--	09/30/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	5,984	6,245	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	10,231	10,781	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	5,667	5,899	07/01/14
35 Waterview	Wachovia CMBS	6.348%	18,746	19,051	08/11/14
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview	Wachovia CMBS	10.220%	63,126	62,127	08/11/14
4 Sylvan	Wachovia CMBS	10.190%	14,485	14,438	08/11/14
10 Independence	Wachovia CMBS	12.440%	16,251	15,908	08/11/14
4 Becker	Wachovia CMBS	9.550%	38,274	37,769	05/11/16
5 Becker	Wachovia CMBS	12.830%	12,507	12,056	05/11/16
210 Clay	Wachovia CMBS	13.420%	12,275	11,844	05/11/16
51 Imclone	Wachovia CMBS	8.390%	3,878	3,886	05/11/16
Various (l)	Prudential Insurance	6.332%	149,281	150,000	01/15/17
23 Main Street	JPMorgan CMBS	5.587%	30,395	31,002	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.842%	228,481	231,603	11/01/18
223 Canoe Brook Road	The Provident Bank	4.375%	3,945	--	02/01/19
100 Walnut Avenue	Guardian Life Ins. Co.	7.311%	19,025	19,241	02/01/19
One River Center (m)	Guardian Life Ins. Co.	7.311%	43,582	44,079	02/01/19
Total Mortgages, Loans Payable and Other Obligations:			$757,495	$739,448
Total Debt:			$2,204,389	$1,914,215
(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable.

(b)	These notes were paid at maturity, primarily from borrowing on the Company’s unsecured revolving credit facility.
(c)
On May 25, 2012, the Company redeemed $94.9 million principal amount of its 6.15 percent senior unsecured notes due December 15, 2012 (the “2002 Notes”). The redemption price, including a make-whole premium, was 103.19 percent of the principal amount of the 2002 Notes, plus accrued and unpaid interest up to the redemption date. The Company funded the redemption price, including accrued and unpaid interest, of approximately $100.5 million from borrowing on its unsecured revolving credit facility, as well as cash on hand. In connection with the redemption, the Company recorded approximately $3.3 million as a loss from early extinguishment debt (including the write-off of unamortized deferred financing costs).

(d)
On May 25, 2012, the Company redeemed $26.1 million principal amount of its 5.82 percent senior unsecured notes due March 15, 2013 (the “2003 Notes”). The redemption price, including a make-whole premium, was 103.87 percent of the principal amount of the 2003 Notes, plus accrued and unpaid interest up to the redemption date. The Company funded the redemption price, including accrued and unpaid interest, of approximately $27.4 million from borrowing on its unsecured revolving credit facility, as well as cash on hand. In connection with the redemption, the Company recorded approximately $1.1 million as a loss from early extinguishment of debt (including the write-off of unamortized deferred financing costs).

(e)	Total borrowing capacity under this facility is $600 million.
(f)
On October 21, 2011, the Company amended and restated its unsecured revolving credit facility with a group of 20 lenders.  The $600 million facility is expandable to $1 billion and matures in October 2015.  It has a one-year extension option with the payment of a 20 basis point fee. The interest rate and facility fee are subject to adjustment, on a sliding scale, based upon the Operating Partnership's unsecured debt ratings.

(g)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to market adjustment of acquired debt and other transaction costs, as applicable.

(h)	On March 28, 2012, the Company transferred the deed for 2200 Renaissance Boulevard to the lender in satisfaction of its obligations.
(i)	On September 4, 2012, the Company repaid this mortgage loan at par, using borrowings under the Company’s unsecured revolving credit facility.
(j)	On November 21, 2012, the Company repaid this mortgage loan at par, using proceeds from the sale of senior unsecured notes on November 20, 2012.
(k)
On November 20, 2012, the Company repaid this mortgage loan, including a prepayment premium, using proceeds from the sale of senior unsecured notes on November 20, 2012.  In connection with this payoff, the Company recorded approximately $0.5 million as a loss from early exstinguishment of debt.

(l)	Mortgage is collateralized by seven properties. The Company has agreed, subject to certain conditions, to guarantee repayment of a portion of the loan.
(m)	Mortgage is collateralized by the three properties comprising One River Center.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
Revenues	2012	2011	2012	2011
Base rents	$145,495	$147,772	$582,565	$586,710
Escalations and recoveries from tenants	18,996	20,277	81,556	92,343
Construction services	4,322	3,075	13,557	12,058
Real estate services	5,163	1,463	8,769	5,199
Other income	3,054	2,925	18,296	12,796
Total revenues	177,030	175,512	704,743	709,106

Expenses
Real estate taxes	23,764	23,142	93,377	85,887
Utilities	14,715	15,863	63,046	72,026
Operating services	30,037	29,444	111,067	114,313
Direct construction costs	4,052	2,802	12,647	11,458
General and administrative	12,549	8,947	47,868	35,444
Depreciation and amortization	47,349	47,603	189,008	190,050
Impairments	18,245	--	18,245	--
Total expenses	150,711	127,801	535,258	509,178
Operating income	26,319	47,711	169,485	199,928

Other (Expense) Income
Interest expense	(29,584)	(31,337)	(122,368)	(124,187)
Interest and other investment income	8	9	35	39
Equity in earnings of unconsolidated joint ventures	(662)	848	4,089	2,022
Loss from early extinguishment of debt	(545)	--	(4,960)	--
Total other (expense) income	(30,783)	(30,480)	(123,204)	(122,126)
Income from continuing operations	(4,464)	17,231	46,281	77,802
Discontinued Operations:
Income (loss) from discontinued operations	1,044	1,207	4,763	3,585
Realized gains (losses) and unrealized losses on disposition of rental property, net	(7,165)	--	(4,775)	--
Total discontinued operations, net	(6,121)	1,207	(12)	3,585
Net (loss) income	(10,585)	18,438	46,269	81,387
Noncontrolling interest in consolidated joint ventures	74	94	330	402
Noncontrolling interest in Operating Partnership	536	(2,185)	(5,679)	(9,908)
Noncontrolling interest in discontinued operations	748	(153)	2	(461)
Preferred stock dividends	--	(72)	--	(1,736)
Net (loss) income available to common shareholders	$(9,227)	$16,122	$40,922	$69,684

Basic earnings per common share:
Income from continuing operations	$(0.05)	$0.17	$0.47	$0.77
Discontinued operations	(0.06)	0.01	--	0.04
Net (loss) income available to common shareholders	$(0.11)	$0.18	$0.47	$0.81

Diluted earnings per common share:
Income from continuing operations	$(0.05)	$0.17	$0.47	$0.77
Discontinued operations	(0.06)	0.01	--	0.04
Net (loss) income available to common shareholders	$(0.11)	$0.18	$0.47	$0.81

Basic weighted average shares outstanding	87,527	87,226	87,742	86,047

Diluted weighted average shares outstanding	99,695	99,940	99,996	98,962

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts)

	December 31,
	2012	2011
Assets
Rental property
Land and leasehold interests	$782,315	$773,026
Buildings and improvements	4,104,472	4,001,943
Tenant improvements	489,608	500,336
Furniture, fixtures and equipment	3,041	4,465
	5,379,436	5,279,770
Less – accumulated depreciation and amortization	(1,478,214)	(1,409,163)
	3,901,222	3,870,607
Rental property held for sale, net	60,863	--
Net investment in rental property	3,962,085	3,870,607
Cash and cash equivalents	58,245	20,496
Investments in unconsolidated joint ventures	132,339	32,015
Unbilled rents receivable, net	139,984	134,301
Deferred charges and other assets, net	204,874	210,470
Restricted cash	19,339	20,716
Accounts receivable, net of allowance for doubtful accounts
of $2,614 and $2,697	9,179	7,154

Total assets	$4,526,045	$4,295,759

Liabilities and Equity
Senior unsecured notes	$1,446,894	$1,119,267
Revolving credit facility	--	55,500
Mortgages, loans payable and other obligations	757,495	739,448
Dividends and distributions payable	44,855	44,999
Accounts payable, accrued expenses and other liabilities	124,822	100,480
Rents received in advance and security deposits	55,917	53,019
Accrued interest payable	27,555	29,046
Total liabilities	2,457,538	2,141,759
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Common stock, $0.01 par value, 190,000,000 shares authorized,
87,536,292 and 87,799,479 shares outstanding	875	878
Additional paid-in capital	2,530,621	2,536,184
Dividends in excess of net earnings	(764,522)	(647,498)
Total Mack-Cali Realty Corporation stockholders’ equity	1,766,974	1,889,564

Noncontrolling interest in subsidiaries:
Operating Partnership	245,091	262,499
Consolidated joint ventures	56,442	1,937
Total noncontrolling interests in subsidiaries	301,533	264,436

Total equity	2,068,507	2,154,000

Total liabilities and equity	$4,526,045	$4,295,759

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
(in thousands)

			Additional	Dividends in	Noncontrolling
	Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2012	87,800	$878	$2,536,184	$(647,498)	$264,436	$2,154,000
Net income	--	--	--	40,922	5,347	46,269
Common stock dividends	--	--	--	(157,946)	--	(157,946)
Common unit distributions	--	--	--	--	(21,908)	(21,908)
Increase in noncontrolling interest	--	--	--	--	54,835	54,835
Redemption of common units
for common stock	55	--	1,162	--	(1,162)	--
Shares issued under Dividend
Reinvestment and Stock
Purchase Plan	10	--	259	--	--	259
Cancellation of shares	(5)	--	(126)	--	--	(126)
Stock compensation	71	1	4,134	--	--	4,135
Repurchase of common stock	(395)	(4)	(11,007)	--	--	(11,011)
Rebalancing of ownership percentage
between parent and subsidiaries	--	--	15	--	(15)	--
Balance at December 31, 2012	87,536	$875	$2,530,621	$(764,522)	$301,533	$2,068,507

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Net (loss) income available to common shareholders	$(9,227)	$16,122	$40,922	$69,684
Add (deduct): Noncontrolling interest in Operating Partnership	(536)	2,185	5,679	9,908
Noncontrolling interest in discontinued operations	(748)	153	(2)	461
Real estate-related depreciation and amortization on continuing operations (a)	49,833	48,534	194,255	193,854
Real estate-related depreciation and amortization on discontinued operations	666	1,070	3,090	3,537
Impairments	18,245	--	18,245	--
Discontinued operations: Realized (gains) losses and unrealized losses on disposition of rental property, net	7,165	--	4,775	--
Funds from operations available to common shareholders (b)	$65,398	$68,064	$266,964	$277,444

Diluted weighted average shares/units outstanding (c)	99,695	99,940	99,996	98,962

Funds from operations per share/unit – diluted	$0.66	$0.68	$2.67	$2.80

Dividends declared per common share	$0.45	$0.45	$1.80	$1.80

Dividend payout ratio:
Funds from operations-diluted	68.65%	66.08%	67.42%	64.21%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$9,772	$9,663	$29,133	$24,768
Tenant improvements and leasing commissions (d)	$13,783	$10,772	$49,985	$42,439
Straight-line rent adjustments (e)	$4,146	$1,525	$9,083	$6,548
Amortization of (above)/below market lease intangibles, net	$527	$410	$1,567	$1,360

(a) Includes the Company’s share from unconsolidated joint ventures of $2,560 and $1,064 for the three months ended December 31, 2012 and 2011, respectively, and $5,524 and $4,278 for the years ended December 31, 2012 and 2011, respectively. Excludes non-real estate-related depreciation and amortization of $76 and $133 for the three months ended December 31, 2012 and 2011, respectively, and $276 and $474 for the years ended December 31, 2012 and 2011, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 12.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (12,168 and 12,644 shares for the three months ended December 31, 2012  and 2011, respectively, and 12,180 and 12,808 shares for the years ended December 31, 2012 and 2011, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 28.

(d) Excludes expenditures for tenant spaces that have not been owned for at least a year or were vacant for more than a year.
(e) Includes the Company’s share from unconsolidated joint ventures of $(13) and $45 for the three months ended December 31, 2012 and 2011, respectively, and $37 and $199 for the years ended December 31, 2012 and 2011, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Net (loss) income available to common shareholders	$(0.11)	$0.18	$0.47	$0.81
Add (deduct): Real estate-related depreciation and amortization on continuing operations (a)	0.50	0.49	1.94	1.96
Real estate-related depreciation and amortization on discontinued operations	0.01	0.01	0.03	0.04
Impairments	0.18	--	0.18	--
Realized (gains) losses and unrealized losses on disposition of rental property, net	0.07	--	0.05	--
Noncontrolling interest/rounding adjustment	0.01	--	--	(0.01)
Funds from operations available to common shareholders (b)	$0.66	$0.68	$2.67	$2.80
Diluted weighted average shares/units outstanding (c)	99,695	99,940	99,996	98,962

(a) Includes the Company’s share from unconsolidated joint ventures of $0.02 and $0.01 for the three months ended December 31, 2012 and 2011, respectively, and $0.05 and $0.04 for the years ended December 31, 2012 and 2011, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 12.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (12,168 and 12,644 shares for the three months ended December 31, 2012 and 2011, respectively, and 12,180 and 12,808 shares for the years ended December 31, 2012 and 2011, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 28.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Mack-Cali Realty Corporation and Subsidiaries
Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
Basic weighted average shares outstanding:	87,527	87,226	87,742	86,047
Add: Weighted average common units	12,168	12,643	12,180	12,808
Basic weighted average shares/units:	99,695	99,869	99,922	98,855
Add: Stock options	--	--	--	18
Restricted Stock Awards	--	71	74	89
Diluted weighted average shares/units outstanding:	99,695	99,940	99,996	98,962

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

IV. VALUE CREATION PIPELINE

Properties Commencing Initial Operations
(dollars in thousands)

For the year ended December 31, 2012

None.

For the year ended December 31, 2011

Date	Property/Address	Type	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)
Consolidated:
5/01/11	55 Corporate Drive	Office	Bridgewater, New Jersey	1	204,057	$48,070
Total Properties Commencing Initial Operations				1	204,057	$48,070

(a)	Amount is as of December 31, 2011.

Summary of In-Process Development Projects

As of December 31, 2012

Property	Location	Type	# of Apartment Units (a)	Commercial Square Feet (a)	Costs Incurred Through 12/31/12	Total Estimated Costs	Garage Parking Spaces (a)	Estimated Completion Date
Consolidated:
14 Sylvan Way	Parsippany, NJ	Office	--	203,000	$35,145	$51,660	--	1Q-2013
Port Imperial 4/5 Garage/Retail	Weehawken, NJ	Garage/retail	--	17,795	58,255	58,600	850	1Q-2013
Port Imperial 1/3 Garage/Retail	Weehawken, NJ	Garage/retail	--	17,614	870	40,000	741	3Q-2015
Total Consolidated			--	238,409	$94,270	$150,260	1,591

Unconsolidated:
RiverTrace at Port Imperial	West New York, NJ	Multi-family rental	316		$55,630	$118,100	--	4Q-2013
Lincoln Harbor (Bldg A&C)	Weehawken, NJ	Multi-family rental	355		52,320	137,800	--	1Q-2014
Port Imperial Building 13	Weehawken, NJ	Multi-family rental	280		8,782	96,400	--	1Q-2015
Portside at Pier One – Bldg 7	East Boston, MA	Multi-family rental	176		4,240	66,300	--	3Q-2014
Overlook Ridge – 2C & 3B	Malden/Revere, MA	Multi-family rental	371		17,613	79,400	--	1Q-2015
Glenmark at Tuckahoe	Eastchester, NY	Multi-family rental	108		1,611	46,000	--	4Q-2014
Riverpark at Harrison	Harrison, NJ	Multi-family rental	141		700	24,200	--	4Q-2014
Lincoln Harbor (Bldg B)	Weehawken, NJ	Multi-family rental	227		2,441	87,200	--	4Q-2014
Marbella II	Jersey City, NJ	Multi-family rental	311		3,416	122,000	--	4Q-2015
Lofts at 40 Park	Morristown, NJ	Multi-family rental	91		1,270	28,000	--	1Q-2015
Total Unconsolidated			2,376		$148,023	$805,400
Total			2,376	238,409	$242,293	$955,660	1,591

(a)	Number of apartment units, square feet and garage parking spaces are estimates.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Rental Property Sales/Dispositions
(dollars in thousands)

For the year ended December 31, 2012

Date	Address	Location	# of Bldgs.	Rentable Square Feet	Net Realized Gains/ (Losses)
Office:
03/28/12	2200 Renaissance Boulevard	King of Prussia, Pennsylvania	1	174,124	$ 4,511	(a)
07/25/12	95 Chestnut Ridge Road	Montvale, New Jersey	1	47,700	(487)
11/06/12	Strawbridge Drive	Moorestown, New Jersey	3	222,258	(1,719)
Total Office Properties:			5	444,082	$ 2,305

(a)	Excludes $9.5 million of unrealized loss on this property recognized by the Company in 2010.

For the year ended December 31, 2011

None.

Rental Property Held For Sale
(dollars in thousands)

At December 31, 2012

Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Book Value at 12/31/12
Office:
55 Corporate Drive	Bridgewater, Somerset County, NJ	1	204,057	$ 44,858
19 Skyline Drive	Hawthorne, Westchester County, NY	1	248,400	16,005
Total Office Properties		2	452,457	$ 60,863

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Summary of Land Parcels

Property	Location	State	Acres (a)	# of Apartment Units (a)	Potential Commercial Square Feet (a)	Type of Space
Office:
Capital Office Park	Greenbelt	MD	42.8		595,000	Office
Eastpoint II	Lanham	MD	4.8		122,000	Office/Hotel
Meadowlands Xanadu (d)	East Rutherford	NJ	13.8		1,760,000	Office
3 & 5 AAA Drive (b)	Hamilton Township	NJ	17.5		112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4		32,000	Office
2 South Gold Drive (c)	Hamilton Township	NJ	9.5		75,000	Office
Hillsborough 206 (d)	Hillsborough	NJ	28.1		160,000	Office
Plaza VIII and IX Associates, L.L.C. (d)	Jersey City	NJ	3.6		1,225,000	Office
Harborside Financial Center (e)	Jersey City	NJ	6.5		3,113,500	Office/Multi-family
One Newark Center (d)	Newark	NJ	1.0		400,000	Office
3 Campus Drive	Parsippany	NJ	10.0		124,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	20.0		150,000	Office/Retail
Princeton Metro	West Windsor	NJ	10.0		97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0		149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9		760,000	Office/Hotel
Airport Business Center	Lester	PA	12.6		135,000	Office
Rose Tree Corporate Center	Media	PA	2.3		15,200	Office
Total Office:			254.8		9,025,200

Office/Flex:
Horizon Center	Hamilton Township	NJ	5.3		68,000	Office/Flex/Retail
Mack-Cali Commercenter	Totowa	NJ	5.8		30,000	Office/Flex
Mid-Westchester Executive Park	Hawthorne	NY	7.2		82,250	Office/Flex
South Westchester Executive Park (g)	Yonkers	NY	52.4		350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7		50,000	Office/Flex
Total Office/Flex:			73.4		580,250

Multi-Family Residential:
LR Overlook Phase III (d)	Malden	MA	5.7	240		Multi-family rental
Freehold (d) (i)	Freehold	NJ	20.9	360		Multi-family rental
Riverpark at Harrison 5-8 (d)	Harrison	NJ	6.5	141		Multi-family rental
San Remo (d)	Jersey City	NJ	2.5	300		Multi-family rental
Liberty Landing (d)	Jersey City	NJ	21.0	1,000		Multi-family rental
Morris Township (d) (i)	Morris Township	NJ	5.0	80		Multi-family rental
Port Imperial North (d)	West New York	NJ	17.4	836		Multi-family rental
Riverwalk C (d)	West New York	NJ	3.9	363		Multi-family rental
Total Multi-Family Residential:			82.9	3,320

Mixed-Use:
Downtown Crossing (d)	Boston	MA	1.5		1,481,000	Mixed-Use
Portside at Pier One 1-6 (d)	East Boston	MA	11.2	388	63,000	Mixed-Use
Overlook Ridge Land (d)	Malden & Revere	MA	32.9	896	160,000	Mixed-Use
Port Imperial South (h)	Weehawken	NJ	17.1	1,148	416,000	Mixed-Use
Total Mixed-Use			62.7	2,432	2,120,000

Hotel:
Meadowlands Xanadu (d) (f)	East Rutherford	NJ	3.2		500,000	Hotel
Total Hotel:			3.2		500,000

Industrial/Warehouse:
Elmsford Distribution Center (g)	Elmsford	NY	14.5		100,000	Industrial/Warehouse
Total Warehouse:			14.5		100,000

Total			491.5	5,752	12,325,450

(a)	Number of apartment units, square feet, hotel rooms and acres are subject to change.
(b)	This land parcel also includes an existing office building totaling 35,270 square feet
(c)	This land parcel also includes an existing office building totaling 33,962 square feet.
(d)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(e)	In addition, there are 21 acres of riparian property. The Company intends to develop a 763 unit multi-family property on this land through a joint venture.
(f)	Hotel project can comprise up to 520 rooms.
(g)	Mack-Cali holds an option to purchase this land.
(h)	Project can comprise up to 321 hotel rooms.
(i)	Land under contract.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended December 31, 2012)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 9/30/12	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/12 (c)	Pct. Leased 12/31/12	Pct. Leased 9/30/12

Northern NJ	12,448,928	-	(641,799)	433,162	(208,637)	12,240,291	84.6%	86.1%
Central NJ	5,193,559	-	(203,113)	209,232	6,119	5,199,678	90.1%	90.0%
Westchester Co., NY	4,338,618	-	(251,094)	242,310	(8,784)	4,329,834	90.4%	90.6%
Manhattan	500,961	-	(109,493)	133,008	23,515	524,476	100.0%	95.5%
Sub. Philadelphia	2,932,705	(136,975)	(61,771)	88,436	26,665	2,822,395	90.1%	87.4%
Fairfield, CT	509,647	-	(422)	422	-	509,647	85.3%	85.3%
Washington, DC/MD	1,003,780	-	(14,527)	21,500	6,973	1,010,753	78.2%	77.6%
Rockland Co., NY	168,410	-	(19,148)	19,148	-	168,410	93.6%	93.6%
Totals	27,096,608	(136,975)	(1,301,367)	1,147,218	(154,149)	26,805,484	87.2%	87.5%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2012	30,977,012
Total sq. ft. of properties added/(sold) this period	(222,258)
Total sq. ft. as of December 31, 2012	30,754,754

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring December 31, 2012 aggregating 378,901 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Leasing Statistics

(For the three months ended December 31, 2012)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	25	405,718	64,438	341,280	5.4	24.38	3.67
	Office/Flex	4	27,444	15,790	11,654	4.7	16.94	2.33
Central NJ	Office	27	187,870	28,489	159,381	5.3	23.23	2.91
	Office/Flex	5	21,362	3,937	17,425	4.7	17.99	2.06
Westchester Co., NY	Office	15	88,264	13,557	74,707	3.3	26.90	3.20
	Office/Flex	10	39,093	7,540	31,553	3.8	16.57	1.89
	Industrial/Warehouse	2	114,953	67,721	47,232	8.7	13.84	1.28
Manhattan	Office	2	133,008	133,008	-	15.7	35.36	7.12
Sub. Philadelphia	Office	18	70,186	21,242	48,944	4.1	21.27	3.80
	Office/Flex	2	18,250	14,250	4,000	4.3	9.37	2.26
Fairfield Co., CT	Office	1	422	-	422	1.0	19.58	0.20
Washington, DC/MD	Office	8	21,500	5,306	16,194	4.4	23.88	3.23
Rockland Co., NY	Office	1	19,148	-	19,148	5.3	23.81	5.19

Totals		120	1,147,218	375,278	771,940	6.6	23.59	4.11

Detail by Property Type
	Office	97	926,116	266,040	660,076	6.5	25.70	4.73
	Office/Flex	21	106,149	41,517	64,632	4.3	15.71	2.12
	Industrial/Warehouse	2	114,953	67,721	47,232	8.7	13.84	1.28

Totals		120	1,147,218	375,278	771,940	6.6	23.59	4.11

Tenant Retention:	Leases Retained	69.0%
	Sq. Ft. Retained	59.3%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $22,778,189 and commissions of $8,152,876 committed, but not necessarily expended, during the period for second generation space aggregating 1,147,218 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Leasing Statistics
(For the three months ended December 31, 2012)

Unconsolidated Commercial Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
Market	Inventory 9/30/12	Inventory Acquired/ Disposed	Inventory 12/31/12	Sq. Ft. Leased 9/30/12	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/12	Pct. Leased 12/31/12	Pct. Leased 9/30/12

Northern NJ	896,337	(133,803)	762,534	719,299	32,812	-	-	-	752,111	98.6%	80.2%
Central NJ	319,238	(226,360)	92,878	247,131	(151,962)	(2,291)	-	(2,291)	92,878	100.0%	77.4%

Totals	1,215,575	(360,163)	855,412	966,430	(119,150)	(2,291)	-	(2,291)	844,989	98.8%	79.5%

DETAIL OF TRANSACTION ACTIVITY

None

Unconsolidated Retail Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
Market	Inventory 9/30/12	Inventory Acquired/ Disposed	Inventory 12/31/12	Sq. Ft. Leased 9/30/12	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/12	Pct. Leased 12/31/12	Pct. Leased 9/30/12

Northern NJ	-	81,516	81,516	-	37,634	-	-	-	37,634	46.2%	n/a

DETAIL OF TRANSACTION ACTIVITY

None

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Leasing Statistics
(For the year ended December 31, 2012)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/11	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/12 (c)	Pct. Leased 12/31/12	Pct. Leased 12/31/11

Northern NJ	12,771,180	-	(1,969,238)	1,438,349	(530,889)	12,240,291	84.6%	88.0%
Central NJ	5,166,040	-	(629,314)	662,952	33,638	5,199,678	90.1%	89.5%
Westchester Co., NY	4,397,432	-	(1,060,902)	993,304	(67,598)	4,329,834	90.4%	91.8%
Manhattan	500,961	-	(109,493)	133,008	23,515	524,476	100.0%	95.5%
Sub. Philadelphia	3,068,115	(214,081)	(623,056)	591,417	(31,639)	2,822,395	90.1%	86.9%
Fairfield, CT	507,737	-	(103,182)	105,092	1,910	509,647	85.3%	84.9%
Washington, DC/MD	984,751	-	(123,914)	149,916	26,002	1,010,753	78.2%	76.2%
Rockland Co., NY	155,967	-	(30,791)	43,234	12,443	168,410	93.6%	86.6%
Totals	27,552,183	(214,081)	(4,649,890)	4,117,272	(532,618)	26,805,484	87.2%	88.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2011	31,198,836
Total sq. ft. of properties added/(sold) this period	(444,082)
Total sq. ft. as of December 31, 2012	30,754,754

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring December 31, 2012 aggregating 378,901 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Leasing Statistics

(For the year ended December 31, 2012)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	135	1,403,305	555,138	848,167	7.0	26.51	4.07
	Office/Flex	5	35,044	15,790	19,254	4.4	16.34	2.22
Central NJ	Office	99	548,289	191,190	357,099	5.6	22.68	3.62
	Office/Flex	14	114,663	8,226	106,437	3.6	17.13	1.25
Westchester Co., NY	Office	71	300,046	60,828	239,218	4.8	25.42	3.13
	Office/Flex	60	501,102	112,171	388,931	4.9	16.90	1.77
	Industrial/Warehouse	3	192,156	67,721	124,435	7.2	10.99	0.98
Manhattan	Office	2	133,008	133,008	-	15.7	35.36	7.12
Sub. Philadelphia	Office	63	309,697	82,792	226,905	3.7	22.76	3.58
	Office/Flex	24	281,720	63,905	217,815	4.0	9.98	1.26
Fairfield Co., CT	Office	12	39,092	26,157	12,935	3.5	19.84	3.12
	Office/Flex	1	66,000	-	66,000	3.0	13.77	0.20
Washington, DC/MD	Office	49	149,916	43,654	106,262	4.5	27.22	4.08
Rockland Co., NY	Office	8	43,234	17,318	25,916	6.4	19.81	4.27

Totals		546	4,117,272	1,377,898	2,739,374	5.9	22.24	3.56

Detail by Property Type
	Office	439	2,926,587	1,110,085	1,816,502	6.4	25.54	4.23
	Office/Flex	104	998,529	200,092	798,437	4.3	14.75	1.53
	Industrial/Warehouse	3	192,156	67,721	124,435	7.2	10.99	0.98

Totals		546	4,117,272	1,377,898	2,739,374	5.9	22.24	3.56

Tenant Retention:	Leases Retained	67.0%
	Sq. Ft. Retained	58.9%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $61,764,347 and commissions of $24,749,824 committed, but not necessarily expended, during the period for second generation space aggregating 4,105,389 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Leasing Statistics
(For the year ended December 31, 2012)

Unconsolidated Commercial Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
Market	Inventory 9/30/12	Inventory Acquired/ Disposed	Inventory 12/31/12	Sq. Ft. Leased 9/30/12	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/12	Pct. Leased 12/31/12	Pct. Leased 9/30/12

Northern NJ	896,337	(133,803)	762,534	729,722	32,812	(77,096)	66,673	(10,423)	752,111	98.6%	81.4%
Central NJ	319,238	(226,360)	92,878	246,978	(151,962)	(12,687)	10,549	(2,138)	92,878	100.0%	77.4%

Totals	1,215,575	(360,163)	855,412	976,700	(119,150)	(89,783)	77,222	(12,561)	844,989	98.8%	80.3%

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	3	66,673	6,094	60,579	8.4	26.57	2.69
Central NJ	4	10,549	1,465	9,084	3.0	19.78	3.22

Totals	7	77,222	7,559	69,663	7.6	25.64	2.72

Unconsolidated Retail Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
Market	Inventory 9/30/12	Inventory Acquired/ Disposed	Inventory 12/31/12	Sq. Ft. Leased 9/30/12	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/12	Pct. Leased 12/31/12	Pct. Leased 9/30/12

Northern NJ	-	81,516	81,516	-	37,634	-	-	-	37,634	46.2%	n/a

DETAIL OF TRANSACTION ACTIVITY

None

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $728,331 and commissions of $871,339 committed, but not necessarily expended, during the period for second generation space aggregating 77,222 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area (b) (c)	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	132,897,968	22.1	6,495,715	21.2
Jersey City, NJ	113,964,347	18.8	4,317,978	14.0
Westchester-Rockland, NY	89,209,705	14.7	4,968,420	16.2
Bergen-Passaic, NJ	78,357,011	12.9	4,525,854	14.7
Philadelphia, PA-NJ	48,436,204	8.0	3,133,612	10.2
Middlesex-Somerset-Hunterdon, NJ	43,372,739	7.2	2,320,685	7.5
Washington, DC-MD-VA-WV	28,732,443	4.7	1,292,807	4.2
Monmouth-Ocean, NJ	25,474,161	4.2	1,620,863	5.3
Trenton, NJ	19,142,789	3.2	956,597	3.1
New York (Manhattan)	15,925,406	2.6	524,476	1.7
Stamford-Norwalk, CT	9,885,490	1.6	597,747	1.9

Totals	605,398,263	100.0	30,754,754	100.0

(a)
Annualized base rental revenue is based on actual December 2012 billings times 12. For leases whose rent commences after January 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring December 31, 2012 aggregating 378,901 square feet and representing annualized rent of $7,877,276 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	85,571,664	14.1	3,095,653	11.8
Insurance Carriers & Related Activities	60,565,250	10.0	2,365,931	9.0
Manufacturing	52,611,191	8.7	2,541,294	9.7
Telecommunications	38,046,063	6.3	1,981,350	7.5
Legal Services	36,971,066	6.1	1,403,261	5.3
Credit Intermediation & Related Activities	32,914,732	5.4	1,143,739	4.3
Health Care & Social Assistance	32,286,093	5.3	1,524,160	5.8
Computer System Design Svcs.	26,140,428	4.3	1,265,834	4.8
Wholesale Trade	20,383,802	3.4	1,412,974	5.4
Accounting/Tax Prep.	20,131,527	3.4	794,144	3.0
Scientific Research/Development	19,462,732	3.2	646,208	2.5
Architectural/Engineering	17,738,645	2.9	761,291	2.9
Public Administration	15,607,872	2.6	603,345	2.3
Admin & Support, Waste Mgt. & Remediation Services	14,149,401	2.4	678,473	2.6
Management/Scientific	13,365,302	2.2	541,716	2.1
Real Estate & Rental & Leasing	12,439,355	2.1	653,558	2.5
Other Services (except Public Administration)	12,417,342	2.1	476,394	1.8
Arts, Entertainment & Recreation	12,062,952	2.0	717,680	2.7
Accommodation & Food Services	10,941,803	1.9	473,221	1.8
Advertising/Related Services	9,505,410	1.7	359,000	1.4
Other Professional	7,865,229	1.3	352,048	1.3
Retail Trade	7,487,563	1.2	453,837	1.7
Construction	6,233,171	1.0	319,205	1.2
Data Processing Services	6,176,439	1.0	240,815	0.9
Transportation	5,639,074	0.9	298,036	1.1
Broadcasting	5,124,632	0.8	185,449	0.7
Utilities	4,483,499	0.7	183,258	0.7
Information Services	4,338,013	0.7	176,430	0.7
Educational Services	3,917,714	0.6	195,910	0.7
Publishing Industries	2,948,685	0.5	151,849	0.6
Other	7,871,614	1.2	323,574	1.2

Totals	605,398,263	100.0	26,319,637	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual December 2012 billings times 12.  For leases whose rent commences after January 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring December 31, 2012 aggregating 378,901 square feet and representing annualized rent of $7,877,276 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Consolidated Portfolio Analysis (a)

(as of December 31, 2012)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	108	40.9%	49	18.6%	--	--	--	--	--	--	157	59.5%
New York	21	7.9%	41	15.4%	6	2.3%	2	0.8%	2	0.8%	72	27.2%
Pennsylvania	17	6.4%	--	--	--	--	--	--	--	--	17	6.4%
Connecticut	2	0.8%	5	1.9%	--	--	--	--	--	--	7	2.7%
Wash., D.C./ Maryland	10	3.8%	--	--	--	--	--	--	1	0.4%	11	4.2%
TOTALS By Type:	158	59.8%	95	35.9%	6	2.3%	2	0.8%	3	1.2%	264	100.0%

(a)	Excludes14 properties, aggregating approximately 0.9 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Consolidated Portfolio Analysis (a)

(as of December 31, 2012)

Breakdown by Square Footage

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	19,330,159	62.9%	2,189,531	7.0%	--	--	--	--	21,519,690	69.9%
New York	2,739,384	8.9%	2,348,812	7.6%	387,400	1.3%	17,300	0.1%	5,492,896	17.9%
Pennsylvania	1,851,614	6.0%	--	--	--	--	--	--	1,851,614	6.0%
Connecticut	324,747	1.1%	273,000	0.9%	--	--	--	--	597,747	2.0%
Wash., D.C./ Maryland	1,292,807	4.2%	--	--	--	--	--	--	1,292,807	4.2%
TOTALS By Type:	25,538,711	83.1%	4,811,343	15.5%	387,400	1.3%	17,300	0.1%	30,754,754	100.0%

   (a)Excludes 14 properties, aggregating approximately 0.9 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Consolidated Portfolio Analysis (a)

(Year ended December 31, 2012)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware- house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	$397,415	67.2%	$17,210	2.9%	--	--	--	--	--	--	$414,625	70.1%
New York	62,485	10.6%	34,397	5.8%	$4,139	0.7%	$484	0.1%	$333	0.1%	101,838	17.3%
Pennsylvania	38,238	6.5%	--	--	--	--	--	--	--	--	38,238	6.5%
Connecticut	5,497	0.9%	4,342	0.7%	--	--	--	--	--	--	9,839	1.6%
Wash., D.C./ Maryland	26,755	4.5%	--	--	--	--	--	--	153	--	26,908	4.5%
TOTALS By Type:	$530,390	89.7%	$55,949	9.4%	$4,139	0.7%	$484	0.1%	$486	0.1%	$591,448	100.0%

(a)Excludes 14 properties, aggregating approximately 0.9 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the year ended December 31, 2012, determined in accordance with GAAP.  Substantially all of the leases provide for annual base rents plus recoveriesand escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Consolidated Portfolio Analysis (a) (b)
(as of December 31, 2012)

Breakdown by Percentage Leased

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	86.3%	88.3%	--	--	86.5%
New York	88.1%	94.2%	97.8%	100.0%	91.4%
Pennsylvania	88.8%	--	--	--	88.8%
Connecticut	72.9%	100.0%	--	--	85.3%
Washington, D.C./ Maryland	78.2%	--	--	--	78.2%
WEIGHTED AVG. By Type:	86.1%	91.9%	97.8%	100.0%	87.2%

(a)	Excludes 14 properties, aggregating approximately 0.9 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring December 31, 2012 aggregating 378,901 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Property Listing Office Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)	2012 Average Effective Rent Per Sq. Ft. ($) (c) (e)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	88.5	2,851	0.48	22.53	17.93
Fort Lee
One Bridge Plaza	1981	200,000	92.3	4,714	0.80	25.54	21.42
2115 Linwood Avenue	1981	68,000	75.6	915	0.15	17.80	16.03
Little Ferry
200 Riser Road	1974	286,628	100.0	2,416	0.41	8.43	8.15
Lyndhurst
210 Clay Avenue	1981	121,203	90.9	2,458	0.42	22.31	20.03
Montvale
135 Chestnut Ridge Road	1981	66,150	76.4	913	0.15	18.07	15.45
Paramus
15 East Midland Avenue	1988	259,823	80.5	4,425	0.75	21.16	20.40
140 East Ridgewood Avenue	1981	239,680	91.9	5,055	0.85	22.95	19.55
461 From Road	1988	253,554	39.4	2,213	0.37	22.15	21.31
650 From Road	1978	348,510	67.4	5,756	0.97	24.50	21.01
61 South Paramus Road (f)	1985	269,191	60.8	4,497	0.76	27.48	23.98
Rochelle Park
120 West Passaic Street	1972	52,000	99.6	1,474	0.25	28.46	26.82
365 West Passaic Street	1976	212,578	84.6	3,816	0.65	21.22	17.75
395 West Passaic Street	1979	100,589	65.3	1,030	0.17	15.68	12.67
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.26	15.72	15.72
10 Mountainview Road	1986	192,000	82.4	3,216	0.54	20.33	18.12
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.33	21.86	16.32
470 Chestnut Ridge Road	1987	52,500	100.0	1,250	0.21	23.81	18.67
530 Chestnut Ridge Road	1986	57,204	100.0	852	0.14	14.89	13.60
50 Tice Boulevard	1984	235,000	85.9	5,457	0.92	27.03	23.66
300 Tice Boulevard	1991	230,000	100.0	6,123	1.04	26.62	24.25

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	58.7	6,839	1.16	47.08	40.64
Borough of Roseland
4 Becker Farm Road	1983	281,762	96.2	6,828	1.15	25.19	23.07
5 Becker Farm Road	1982	118,343	92.6	2,374	0.40	21.66	19.46
6 Becker Farm Road	1982	129,732	78.3	2,574	0.44	25.34	23.55
101 Eisenhower Parkway	1980	237,000	84.6	4,859	0.82	24.23	20.63
103 Eisenhower Parkway	1985	151,545	63.3	2,186	0.37	22.79	19.05
105 Eisenhower Parkway	2001	220,000	80.9	4,943	0.84	27.77	20.79
75 Livingston Avenue	1985	94,221	64.2	1,129	0.19	18.66	14.32
85 Livingston Avenue	1985	124,595	84.8	2,711	0.46	25.66	23.73

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	100.0	11,318	1.91	28.30	24.64
Harborside Financial Center Plaza 2	1990	761,200	97.5	18,339	3.10	24.71	22.48
Harborside Financial Center Plaza 3	1990	725,600	86.0	19,680	3.33	31.54	29.01

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)	2012 Average Effective Rent Per Sq. Ft. ($) (c) (e)

Harborside Financial Center Plaza 4-A	2000	207,670	100.0	6,392	1.08	30.78	26.90
Harborside Financial Center Plaza 5	2002	977,225	84.1	33,225	5.62	40.43	35.07
101 Hudson Street	1992	1,246,283	89.0	29,587	5.01	26.67	23.48

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	89.7	633	0.11	20.01	15.46
600 Horizon Drive	2002	95,000	100.0	1,400	0.24	14.74	14.67
700 Horizon Drive	2007	120,000	100.0	2,459	0.42	20.49	18.33
2 South Gold Drive	1974	33,962	61.6	224	0.04	10.71	8.13
Princeton
103 Carnegie Center	1984	96,000	94.0	2,031	0.34	22.51	18.67
2 Independence Way	1981	67,401	100.0	1,531	0.26	22.71	22.15
3 Independence Way	1983	111,300	96.0	1,981	0.33	18.54	14.28
100 Overlook Center	1988	149,600	89.6	3,750	0.63	27.98	25.16
5 Vaughn Drive	1987	98,500	94.5	2,274	0.38	24.43	20.47

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	372	0.06	9.30	8.98
Edison
343 Thornall Street (c)	1991	195,709	89.6	3,345	0.57	19.08	15.75
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,445	0.41	15.28	15.28
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,757	0.30	15.28	15.28
30 Knightsbridge Road, Bldg. 5	1977	332,607	92.9	5,180	0.88	16.76	12.69
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	239	0.04	5.15	3.99
Plainsboro
500 College Road East (f)	1984	158,235	82.9	2,811	0.48	21.43	16.81
Woodbridge
581 Main Street	1991	200,000	99.3	4,968	0.84	25.02	21.65

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	47.2	441	0.07	20.98	17.56
3 Paragon Way	1991	66,898	88.2	797	0.13	13.51	9.00
4 Paragon Way	2002	63,989	30.8	531	0.09	26.94	26.94
100 Willow Brook Road	1988	60,557	57.4	741	0.13	21.32	18.50
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.68	11.46	8.63
Middletown
One River Centre Bldg. 1	1983	122,594	86.1	2,796	0.47	26.49	22.78
One River Centre Bldg. 2	1983	120,360	94.5	2,599	0.44	22.85	19.30
One River Centre Bldg. 3 and 4	1984	214,518	93.3	4,519	0.76	22.58	21.38
Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.41	13.33	12.06
Wall Township
1305 Campus Parkway	1988	23,350	72.3	361	0.06	21.38	18.48
1350 Campus Parkway	1990	79,747	99.9	1,135	0.19	14.25	12.55

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)	2012 Average Effective Rent Per Sq. Ft. ($) (c) (e)

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0	3,899	0.66	23.19	19.16
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,514	0.26	20.19	18.05
201 Littleton Road	1979	88,369	75.4	949	0.16	14.24	11.50
Morris Township
412 Mt. Kemble Avenue	1986	475,100	67.9	6,601	1.12	20.46	16.13
Parsippany
4 Campus Drive	1983	147,475	71.2	1,960	0.33	18.67	15.01
6 Campus Drive	1983	148,291	78.2	2,862	0.48	24.68	20.84
7 Campus Drive	1982	154,395	78.0	2,590	0.44	21.51	17.17
8 Campus Drive	1987	215,265	66.4	3,748	0.63	26.22	23.42
9 Campus Drive	1983	156,495	40.9	1,412	0.24	22.06	18.58
4 Century Drive	1981	100,036	62.5	1,142	0.19	18.27	14.39
5 Century Drive	1981	79,739	52.0	894	0.15	21.56	16.52
6 Century Drive	1981	100,036	58.0	591	0.10	10.19	7.45
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93	14.64
4 Gatehall Drive	1988	248,480	86.0	6,193	1.05	28.98	25.39
2 Hilton Court	1991	181,592	100.0	6,529	1.11	35.95	31.80
1633 Littleton Road	1978	57,722	100.0	1,131	0.19	19.59	19.59
600 Parsippany Road	1978	96,000	90.4	1,622	0.27	18.69	14.85
1 Sylvan Way	1989	150,557	96.0	3,714	0.63	25.70	20.92
4 Sylvan Way	1984	105,135	100.0	1,929	0.33	18.35	16.47
5 Sylvan Way	1989	151,383	85.6	3,809	0.64	29.39	27.00
7 Sylvan Way	1987	145,983	100.0	3,289	0.56	22.53	21.20
22 Sylvan Way	2009	249,409	100.0	6,327	1.07	25.37	22.98
20 Waterview Boulevard	1988	225,550	93.8	4,982	0.84	23.55	21.10
35 Waterview Boulevard	1990	172,498	93.8	4,242	0.72	26.22	23.58
5 Wood Hollow Road	1979	317,040	88.1	5,838	0.99	20.90	16.58

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	67.0	1,133	0.19	22.55	20.16
Totowa
999 Riverview Drive	1988	56,066	89.2	669	0.11	13.38	11.38

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	1,079	0.18	22.02	17.82
233 Mt. Airy Road	1987	66,000	24.7	27	0.00	1.66	1.66
Bernards
106 Allen Road	2000	132,010	63.6	2,516	0.43	29.97	24.86
Branchburg
51 Imclone Drive	1986	63,213	100.0	537	0.09	8.50	7.91
Bridgewater
55 Corporate Drive (g)	2011	204,057	100.0	4,847	0.82	23.75	20.99
440 Route 22 East	1990	198,376	93.4	4,637	0.78	25.03	21.71
721 Route 202/206	1989	192,741	92.1	3,911	0.66	22.03	15.77
Warren
10 Independence Boulevard	1988	120,528	86.3	2,667	0.45	25.64	25.42

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)	2012 Average Effective Rent Per Sq. Ft. ($) (c) (e)

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	100.0	4,747	0.80	26.00	22.33
Cranford
6 Commerce Drive	1973	56,000	93.3	1,014	0.17	19.41	17.30
11 Commerce Drive	1981	90,000	95.0	2,169	0.37	25.37	21.71
12 Commerce Drive	1967	72,260	84.7	923	0.16	15.08	13.07
14 Commerce Drive	1971	67,189	85.2	1,194	0.20	20.86	16.11
20 Commerce Drive	1990	176,600	99.6	3,990	0.67	22.68	19.94
25 Commerce Drive	1971	67,749	82.0	1,342	0.23	24.16	21.26
65 Jackson Drive	1984	82,778	84.4	1,534	0.26	21.96	19.19
New Providence
890 Mountain Avenue	1977	80,000	72.6	1,051	0.18	18.10	16.29

Total New Jersey Office		19,330,159	86.3	397,415	67.19	23.82	20.79

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	100.0	16,055	2.72	30.61	26.62

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	93.6	3,664	0.62	21.75	19.24
WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	83.3	1,002	0.17	20.05	18.11
101 Executive Boulevard	1971	50,000	0.0	82	0.01	0.00	0.00
555 Taxter Road	1986	170,554	68.7	3,045	0.51	25.99	20.21
565 Taxter Road	1988	170,554	82.8	3,526	0.60	24.97	21.61
570 Taxter Road	1972	75,000	66.1	1,279	0.22	25.80	23.56
Hawthorne
1 Skyline Drive	1980	20,400	99.0	319	0.05	15.80	15.25
2 Skyline Drive	1987	30,000	100.0	543	0.09	18.10	12.60
7 Skyline Drive	1987	109,000	82.0	2,190	0.37	24.50	20.04
17 Skyline Drive (f)	1989	85,000	100.0	1,692	0.29	19.91	19.27
19 Skyline Drive (g)	1982	248,400	100.0	4,036	0.68	16.25	15.24
Tarrytown
200 White Plains Road	1982	89,000	78.8	1,698	0.29	24.21	21.16
220 White Plains Road	1984	89,000	88.9	1,664	0.28	21.03	18.50
White Plains
1 Barker Avenue	1975	68,000	99.8	1,792	0.30	26.41	23.41
3 Barker Avenue	1983	65,300	94.1	1,536	0.26	25.00	23.03
50 Main Street	1985	309,000	85.2	8,190	1.38	31.11	27.47
11 Martine Avenue	1987	180,000	79.3	4,483	0.76	31.41	27.11
1 Water Street	1979	45,700	78.6	994	0.17	27.67	24.86
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,962	0.50	26.45	23.91
3 Executive Boulevard	1987	58,000	100.0	1,733	0.29	29.88	28.05

Total New York Office		2,739,384	88.1	62,485	10.56	25.88	22.75

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)	2012 Average Effective Rent Per Sq. Ft. ($) (c) (e)

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	69.5	925	0.16	21.93	19.37
1055 Westlakes Drive	1990	118,487	81.2	2,098	0.35	21.81	18.57
1205 Westlakes Drive	1988	130,265	99.1	3,026	0.51	23.44	20.70
1235 Westlakes Drive	1986	134,902	86.5	2,795	0.47	23.95	20.68

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,771	0.47	29.17	26.55
200 Stevens Drive	1987	208,000	100.0	6,083	1.03	29.25	26.97
300 Stevens Drive	1992	68,000	100.0	1,522	0.26	22.38	18.41
Media
1400 Providence Road – Center I	1986	100,000	98.5	2,086	0.35	21.18	18.08
1400 Providence Road – Center II	1990	160,000	100.0	3,564	0.60	22.28	18.79

MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	93.7	2,666	0.45	22.62	19.15
Blue Bell
4 Sentry Park	1982	63,930	83.5	1,051	0.18	19.69	15.55
5 Sentry Park East	1984	91,600	58.5	1,175	0.20	21.93	15.45
5 Sentry Park West	1984	38,400	68.3	253	0.04	9.65	8.50
16 Sentry Park West	1988	93,093	100.0	2,276	0.39	24.45	21.47
18 Sentry Park West	1988	95,010	75.4	2,092	0.35	29.20	25.42
Lower Providence
1000 Madison Avenue	1990	100,700	82.0	1,240	0.21	15.02	10.29
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	78.7	2,615	0.44	19.81	16.14

Total Pennsylvania Office		1,851,614	88.8	38,238	6.46	23.26	19.95

FAIRFIELD COUNTY, CONNECTICUT
Norwalk
40 Richards Avenue	1985	145,487	59.5	1,898	0.32	21.93	17.66
Stamford
1266 East Main Street	1984	179,260	83.7	3,599	0.61	23.99	19.40

Total Connecticut Office		324,747	72.9	5,497	0.93	23.23	18.77

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	99.0	6,520	1.10	38.84	35.19
1400 L Street, NW	1987	159,000	100.0	5,626	0.95	35.38	29.91

Total District of Columbia Office		328,549	99.5	12,146	2.05	37.16	32.62

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	910	0.15	23.52	21.17

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)	2012 Average Effective Rent Per Sq. Ft. ($) (c) (e)

6301 Ivy Lane	1979	112,003	76.6	1,844	0.31	21.49	18.66
6303 Ivy Lane	1980	112,047	85.6	2,362	0.40	24.63	21.51
6305 Ivy Lane	1982	112,022	97.8	1,986	0.34	18.13	15.94
6404 Ivy Lane	1987	165,234	71.5	2,405	0.41	20.36	15.33
6406 Ivy Lane	1991	163,857	13.2	89	0.02	4.11	3.33
6411 Ivy Lane	1984	138,405	69.9	2,139	0.36	22.11	18.85
Lanham
4200 Parliament Place	1989	122,000	96.3	2,874	0.49	24.46	22.57

Total Maryland Office		964,258	70.9	14,609	2.48	21.36	18.40

TOTAL OFFICE PROPERTIES		25,538,711	86.1	530,390	89.67	24.12	21.02

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)	2012 Average Effective Rent Per Sq. Ft. ($) (c) (e)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	85.8	528	0.09	9.54	8.17
5 Terri Lane	1992	74,555	100.0	609	0.10	8.17	6.59
Moorestown
2 Commerce Drive	1986	49,000	75.6	218	0.04	5.88	4.70
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25	3.85
102 Commerce Drive	1987	38,400	87.5	234	0.04	6.96	4.29
201 Commerce Drive	1986	38,400	75.0	88	0.01	3.06	1.88
202 Commerce Drive	1988	51,200	91.8	230	0.04	4.89	4.30
1 Executive Drive	1989	20,570	90.8	120	0.02	6.42	4.77
2 Executive Drive	1988	60,800	65.8	228	0.04	5.70	5.17
101 Executive Drive	1990	29,355	99.7	297	0.05	10.15	7.89
102 Executive Drive	1990	64,000	100.0	474	0.08	7.41	7.30
225 Executive Drive	1990	50,600	79.1	255	0.04	6.37	4.80
97 Foster Road	1982	43,200	100.0	168	0.03	3.89	2.82
1507 Lancer Drive	1995	32,700	100.0	97	0.02	2.97	2.20
1245 North Church Street	1998	52,810	100.0	292	0.05	5.53	4.75
1247 North Church Street	1998	52,790	80.7	291	0.05	6.83	5.63
1256 North Church Street	1984	63,495	100.0	473	0.08	7.45	6.50
840 North Lenola Road	1995	38,300	100.0	371	0.06	9.69	7.94
844 North Lenola Road	1995	28,670	100.0	201	0.03	7.01	6.31
915 North Lenola Road	1998	52,488	100.0	293	0.05	5.58	4.59
2 Twosome Drive	2000	48,600	100.0	279	0.05	5.74	3.44
30 Twosome Drive	1997	39,675	100.0	303	0.05	7.64	6.15
31 Twosome Drive	1998	84,200	100.0	432	0.07	5.13	4.66
40 Twosome Drive	1996	40,265	86.6	242	0.04	6.94	6.19
41 Twosome Drive	1998	43,050	100.0	195	0.03	4.53	4.00
50 Twosome Drive	1997	34,075	56.0	244	0.04	12.79	12.05

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	120	0.02	5.56	5.28

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	71	0.01	5.35	2.79
200 Horizon Drive	1991	45,770	100.0	695	0.12	15.18	13.48
300 Horizon Drive	1989	69,780	53.2	465	0.08	12.53	9.46
500 Horizon Drive	1990	41,205	93.8	578	0.10	14.95	13.27

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	642	0.11	18.34	15.34
1340 Campus Parkway	1992	72,502	100.0	933	0.16	12.87	10.52
1345 Campus Parkway	1995	76,300	100.0	1,047	0.18	13.72	10.85
1433 Highway 34	1985	69,020	66.2	482	0.08	10.55	8.80
1320 Wyckoff Avenue	1986	20,336	100.0	222	0.04	10.92	8.36
1324 Wyckoff Avenue	1987	21,168	87.1	175	0.03	9.49	5.15

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)	2012 Average Effective Rent Per Sq. Ft. ($) (c) (e)

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	594	0.10	15.25	13.17
2 Center Court	1998	30,600	62.8	229	0.04	11.92	9.78
11 Commerce Way	1989	47,025	88.9	418	0.07	10.00	7.22
20 Commerce Way	1992	42,540	61.1	267	0.05	10.27	9.93
29 Commerce Way	1990	48,930	20.4	228	0.04	22.84	19.54
40 Commerce Way	1987	50,576	86.3	534	0.09	12.23	8.96
45 Commerce Way	1992	51,207	100.0	519	0.09	10.14	8.08
60 Commerce Way	1988	50,333	89.1	548	0.09	12.22	10.15
80 Commerce Way	1996	22,500	100.0	295	0.05	13.11	11.16
100 Commerce Way	1996	24,600	88.6	323	0.05	14.82	12.62
120 Commerce Way	1994	9,024	100.0	98	0.02	10.86	8.64
140 Commerce Way	1994	26,881	89.3	290	0.05	12.08	9.66

Total New Jersey Office/Flex		2,189,531	88.3	17,210	2.92	8.90	7.33

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	409	0.07	12.86	11.51
75 Clearbrook Road	1990	32,720	100.0	335	0.06	10.24	9.14
125 Clearbrook Road	2002	33,000	100.0	740	0.13	22.42	19.67
150 Clearbrook Road	1975	74,900	100.0	850	0.14	11.35	9.07
175 Clearbrook Road	1973	98,900	100.0	1,484	0.25	15.01	13.70
200 Clearbrook Road	1974	94,000	99.8	1,237	0.21	13.19	11.32
250 Clearbrook Road	1973	155,000	94.5	1,034	0.17	7.06	6.41
50 Executive Boulevard	1969	45,200	64.5	383	0.06	13.14	12.18
77 Executive Boulevard	1977	13,000	100.0	244	0.04	18.77	16.62
85 Executive Boulevard	1968	31,000	86.2	500	0.08	18.71	16.13
300 Executive Boulevard	1970	60,000	100.0	766	0.13	12.77	11.60
350 Executive Boulevard	1970	15,400	99.4	137	0.02	8.95	7.71
399 Executive Boulevard	1962	80,000	100.0	1,038	0.18	12.98	12.40
400 Executive Boulevard	1970	42,200	75.4	614	0.10	19.30	16.00
500 Executive Boulevard	1970	41,600	100.0	757	0.13	18.20	16.61
525 Executive Boulevard	1972	61,700	100.0	1,002	0.17	16.24	14.96
1 Westchester Plaza	1967	25,000	100.0	314	0.05	12.56	10.44
2 Westchester Plaza	1968	25,000	100.0	546	0.09	21.84	21.08
3 Westchester Plaza	1969	93,500	97.9	1,050	0.18	11.47	9.92
4 Westchester Plaza	1969	44,700	100.0	688	0.12	15.39	12.95
5 Westchester Plaza	1969	20,000	100.0	250	0.04	12.50	7.20
6 Westchester Plaza	1968	20,000	89.8	259	0.04	14.42	13.47
7 Westchester Plaza	1972	46,200	100.0	676	0.11	14.63	14.13
8 Westchester Plaza	1971	67,200	100.0	863	0.15	12.84	10.24
Hawthorne
200 Saw Mill River Road	1965	51,100	100.0	646	0.11	12.64	11.51
4 Skyline Drive	1987	80,600	100.0	1,536	0.26	19.06	15.86
5 Skyline Drive	1980	124,022	96.1	1,527	0.26	12.81	11.61
6 Skyline Drive	1980	44,155	72.8	615	0.10	19.13	13.69
8 Skyline Drive	1985	50,000	85.4	905	0.15	21.19	17.89
10 Skyline Drive	1985	20,000	100.0	395	0.07	19.75	16.55

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)	2012 Average Effective Rent Per Sq. Ft. ($) (c) (e)

11 Skyline Drive (f)	1989	45,000	100.0	942	0.16	20.93	20.76
12 Skyline Drive (f)	1999	46,850	68.5	571	0.10	17.79	15.14
15 Skyline Drive (f)	1989	55,000	18.7	699	0.12	67.96	66.21
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,559	0.26	20.33	19.08
200 Corporate Boulevard South	1990	84,000	100.0	1,649	0.28	19.63	17.55
4 Executive Plaza	1986	80,000	100.0	1,364	0.23	17.05	14.10
6 Executive Plaza	1987	80,000	100.0	1,549	0.26	19.36	17.89
1 Odell Plaza	1980	106,000	92.5	1,224	0.21	12.48	10.75
3 Odell Plaza	1984	71,065	100.0	1,596	0.27	22.46	20.83
5 Odell Plaza	1983	38,400	99.6	647	0.11	16.92	13.39
7 Odell Plaza	1984	42,600	99.6	797	0.13	18.78	17.32

Total New York Office/Flex		2,348,812	94.2	34,397	5.80	15.55	13.76

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,576	0.27	17.91	15.27
500 West Avenue	1988	25,000	100.0	423	0.07	16.92	16.32
550 West Avenue	1990	54,000	100.0	987	0.17	18.28	17.48
600 West Avenue	1999	66,000	100.0	670	0.11	10.15	9.27
650 West Avenue	1998	40,000	100.0	686	0.12	17.15	15.95

Total Connecticut Office/Flex		273,000	100.0	4,342	0.74	15.90	14.45

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	91.9	55,949	9.46	12.66	10.99

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Property Listing Industrial/Warehouse, Retail and Land Lease Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)	2012 Average Effective Rent Per Sq. Ft. ($) (c) (e)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane (f)	1957	6,600	100.0	102	0.02	15.45	13.64
2 Warehouse Lane (f)	1957	10,900	100.0	159	0.03	14.59	14.04
3 Warehouse Lane (f)	1957	77,200	100.0	381	0.06	4.94	4.72
4 Warehouse Lane (f)	1957	195,500	96.7	1,995	0.34	10.55	9.57
5 Warehouse Lane (f)	1957	75,100	97.1	964	0.16	13.22	11.57
6 Warehouse Lane (f)	1982	22,100	100.0	538	0.09	24.34	23.53

Total Industrial/Warehouse Properties		387,400	97.8	4,139	0.70	10.93	9.98

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	179	0.03	19.25	19.03
Yonkers
2 Executive Boulevard	1986	8,000	100.0	305	0.05	38.13	38.13

Total Retail Properties		17,300	100.0	484	0.08	27.98	27.86

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	148	0.03	--	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--	--

Total New York Land Leases		--	--	333	0.06	--	--

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
Capital Office Park Parcel A	--	--	--	153	0.03	--	--

Total Maryland Land Leases		--	--	153	0.03	--	--

Total Land Leases		--	--	486	0.09	--	--

TOTAL PROPERTIES		30,754,754	87.2	591,448	(h) 100.00	22.06	19.23

  Footnotes to Property List (dollars in thousands, except per square foot amounts):
(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring December 31, 2012 aggregating 378,901 square feet (representing 1.2 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 2012, determined in accordance with generally accepted accounting principles (“GAAP”). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage. For the year ended December 31, 2012, total escalations and recoveries from tenants were: $71,524, or $3.25 per leased square foot, for office properties; $9,672, or $2.19 per leased square foot, for office/flex properties; and $405, or $1.02 per leased square foot, for other properties. Office properties includes $45 pertaining to properties held for sale, which are classified as discontinued operations in the financial statements.

(c)	Excludes space leased by the Company.
(d)	Base rent for 2012 divided by net rentable square feet leased at December 31, 2012.
(e)
Total base rent for 2012 minus 2012 amortization of tenant improvements, leasing commissions and other concessions and costs, determined in accordance with GAAP, divided by net rentable square feet leased at December 31, 2012.

(f)	This property is located on land leased by the Company.
(g)	This property was identified as held for sale by the Company as of December 31, 2012 and is classified as discontinued operations in the financial statements.
(h)	Includes $8,883 pertaining to properties held for sale, which are classified as discontinued operations in the financial statements.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of December 31, 2012, based upon annualized base rental revenue:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
National Union Fire Insurance Company of Pittsburgh, PA	3	13,301,882	2.1	468,085	1.7	(b)
DB Services New Jersey, Inc.	2	12,111,630	2.0	402,068	1.5	2017
New Cingular Wireless PCS, LLC	4	9,944,680	1.6	433,296	1.6	(c)
Bank Of Tokyo-Mitsubishi UFJ, Ltd.	1	9,692,898	1.6	282,606	1.1	(d)
Keystone Mercy Health Plan	3	9,612,524	1.6	317,245	1.2	2020
Wyndham Worldwide Operations	2	9,465,635	1.6	395,392	1.5	(e)
United States of America-GSA	13	9,113,249	1.5	298,463	1.1	(f)
Forest Research Institute, Inc.	1	8,961,536	1.5	215,659	0.8	2017
Prentice-Hall, Inc.	1	8,643,699	1.4	474,801	1.8	2014
ICAP Securities USA, LLC	1	6,845,083	1.1	159,834	0.6	2017
Daiichi Sankyo, Inc.	2	6,249,264	1.0	180,807	0.7	(g)
TD Ameritrade Online Holdings	1	6,165,233	1.0	188,776	0.7	2020
Montefiore Medical Center	6	5,962,668	1.0	265,854	1.0	(h)
Merrill Lynch Pierce Fenner	1	5,883,780	1.0	294,189	1.1	2017
HQ Global Workplaces, LLC	20	5,422,404	0.9	316,418	1.2	(i)
Sanofi-Aventis U.S., Inc.	1	4,519,658	0.7	205,439	0.8	2026
CohnResnick, LLP	2	4,336,070	0.7	155,056	0.6	(j)
Vonage America, Inc.	1	4,256,000	0.7	350,000	1.3	2017
Morgan Stanley Smith Barney	4	4,154,747	0.7	142,530	0.5	(k)
AT&T Corp.	1	4,137,500	0.7	275,000	1.0	2014
Allstate Insurance Company	7	3,709,882	0.6	159,266	0.6	(l)
Arch Insurance Company	1	3,685,118	0.6	106,815	0.4	2024
Morgan Stanley & Co., Inc.	1	3,674,040	0.6	306,170	1.2	2013
Oppenheimer & Co., Inc.	1	3,314,054	0.5	118,871	0.5	(m)
Alpharma, LLC	1	3,053,604	0.5	112,235	0.4	2018
SunAmerica Asset Management	1	2,958,893	0.5	69,621	0.3	2018
E*Trade Financial Corporation	1	2,930,757	0.5	106,573	0.4	2022
Plymouth Rock Management Company of New Jersey	2	2,894,769	0.5	116,889	0.4	2020
United States Life Insurance Co.	1	2,880,000	0.5	180,000	0.7	2013
Natixis North America, Inc.	1	2,823,569	0.5	89,907	0.3	2021
Tullett Prebon Holdings Corp.	1	2,809,850	0.5	100,759	0.4	2023
Continental Casualty Company	2	2,784,736	0.5	100,712	0.4	(n)
AAA Mid-Atlantic, Inc.	2	2,758,793	0.5	129,784	0.5	(o)
KPMG, LLP	2	2,736,214	0.5	121,490	0.5	(p)
Tradeweb Markets, LLC	1	2,657,310	0.4	64,976	0.2	2017
Connell Foley, LLP	2	2,572,383	0.4	97,822	0.4	2015
New Jersey Turnpike Authority	1	2,530,631	0.4	100,223	0.4	2017
Lowenstein Sandler LLP	1	2,491,594	0.4	98,677	0.4	2017
Bunge Management Services, Inc.	1	2,458,765	0.4	66,303	0.3	2020
Movado Group, Inc.	1	2,449,828	0.4	90,050	0.3	2018
Savvis Communications Corporation	1	2,430,116	0.4	71,474	0.3	2015
Virgin Mobile USA, LP	1	2,427,776	0.4	93,376	0.4	2016
Credit Suisse (USA), Inc.	1	2,395,619	0.4	71,511	0.3	2013
Sony Music Entertainment	1	2,359,986	0.4	97,653	0.4	2014
T-Mobile USA, Inc.	1	2,339,254	0.4	105,135	0.4	2014
ASRC Aerospace Corporation	1	2,321,163	0.4	81,108	0.3	2014
Qualcare Alliance Networks, Inc.	2	2,316,191	0.4	118,779	0.5	2021
Tower Insurance Company of New York	1	2,306,760	0.4	76,892	0.3	2023
Wells Fargo Advisors, LLC	4	2,295,645	0.4	81,985	0.3	(q)
UBS Financial Services, Inc.	3	2,293,474	0.4	79,073	0.3	(r)

Totals		230,440,914	38.1	9,035,647	34.3

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual December 2012 billings times 12. For leases whose rent commences after January 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	69,944 square feet expire in 2013; 281,023 square feet expire in 2018; 117,118 square feet expire 2019.
(c)	121,572 square feet expire in 2013; 72,385 square feet expire in 2014; 27,766 square feet expire in 2015; 211,573 square feet expire in 2018.
(d)	20,649 square feet expire in 2018; 24,607 square feet expire in 2019; 237,350 square feet expire in 2029.
(e)	145,983 square feet expire in 2013; 249,409 square feet expire in 2029.
(f)
47,465 square feet expire in 2013; 4,879 square feet expire in 2014; 180,729 square feet expire in 2015; 15,851 square feet expire in 2016; 8,241 square feet expire in 2017; 21,596 square feet expire in 2022; 19,702 square feet expire in 2023.

(g)	8,907 square feet expire in 2013; 171,900 square feet expire in 2022.
(h)
5,220 square feet expire in 2013; 19,362 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020; 14,842 square feet expire in 2021; 9,610 square feet expire in 2022.

(i)
22,279 square feet expire in 2015; 12,407 square feet expire in 2017; 33,649 square feet expire in 2018; 41,549 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021; 36,158 square feet expire in 2023; 134,644 square feet expire in 2024.

(j)	1,021 square feet expire in 2014; 154,035 square feet expire in 2020.
(k)	26,262 square feet expire in 2013; 26,834 square feet expire in 2014; 29,654 square feet expire in 2015; 36,998 square feet expire in 2016; 22,782 square feet expire in 2018.
(l)
9,857 square feet expire in 2013; 4,456 square feet expire in 2014; 5,348 square feet expire in 2015; 4,014 square feet expire in 2016; 64,837 square feet expire in 2017; 70,754 square feet expire in 2018.

(m)	104,008 square feet expire in 2013; 14,863 square feet expire in 2017.
(n)	19,416 square feet expire in 2016; 81,296 square feet expire in 2031.
(o)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(p)	10,877 square feet expire in 2013; 53,409 square feet expire in 2019; 57,204 square feet expire in 2020.
(q)	22,864 square feet expire in 2014; 3,968 square feet expire in 2017; 25,762 square feet expire in 2022; 29,391 square feet expire in 2024.
(r)	23,373 square feet expire in 2013; 42,360 square feet expire in 2016; 13,340 square feet expire in 2022.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning January 1, 2013, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2013 through 2015 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013 (c)
Northern NJ	111	888,268	3.4	22,039,143	24.81	3.6
Central NJ	81	557,473	2.1	12,946,522	23.22	2.1
Westchester Co., NY	102	710,506	2.7	13,692,398	19.27	2.2
Manhattan	1	12,594	0.1	340,098	27.00	0.1
Sub. Philadelphia	67	377,358	1.4	6,341,068	16.80	1.1
Fairfield, CT	14	94,940	0.4	1,691,862	17.82	0.3
Washington, DC/MD	23	113,429	0.4	2,782,689	24.53	0.5
Rockland Co., NY	9	22,996	0.1	612,582	26.64	0.1
TOTAL – 2013	408	2,777,564	10.6	60,446,362	21.76	10.0

2014
Northern NJ	124	1,671,322	6.3	38,614,474	23.10	6.4
Central NJ	59	461,915	1.8	9,553,111	20.68	1.6
Westchester Co., NY	96	537,925	2.0	11,357,379	21.11	1.9
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	61	359,806	1.4	6,248,847	17.37	1.0
Fairfield, CT	10	32,103	0.1	729,645	22.73	0.1
Washington, DC/MD	31	175,769	0.7	4,874,926	27.73	0.8
Rockland Co., NY	7	22,571	0.1	573,150	25.39	0.1
TOTAL – 2014	388	3,261,411	12.4	71,951,532	22.06	11.9

2015
Northern NJ	94	1,346,221	5.1	28,972,874	21.52	4.8
Central NJ	59	754,451	2.9	15,451,521	20.48	2.6
Westchester Co., NY	61	350,387	1.3	7,224,923	20.62	1.2
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	62	467,879	1.8	7,514,077	16.06	1.3
Fairfield, CT	11	107,092	0.4	2,656,900	24.81	0.4
Washington, DC/MD	33	295,929	1.1	9,292,670	31.40	1.5
Rockland Co., NY	2	32,311	0.1	775,464	24.00	0.1
TOTAL – 2015	322	3,354,270	12.7	71,888,429	21.43	11.9

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2016	288	2,594,423	9.9		56,798,718	21.89	9.4

2017	273	3,631,307	13.8		86,082,898	23.71	14.2

2018	211	2,335,637	8.9		55,585,008	23.80	9.2

2019	110	1,636,032	6.2		34,858,916	21.31	5.8

2020	100	1,507,824	5.7		35,342,106	23.44	5.8

2021	75	1,192,353	4.5		30,521,669	25.60	5.0

2022	55	1,121,321	4.3		26,728,709	23.84	4.4

2023	36	1,007,305	3.8		24,972,231	24.79	4.1

2024 and thereafter	47	1,900,190	7.2		50,221,685	26.43	8.3
Totals/
Weighted Average	2,313	26,319,637	(c) (d)	100.0	605,398,263	23.00	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual December 2012 billings times 12. For leases whose rent commences after January 1, 2013 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring December 31, 2012 aggregating 378,901 square feet and representing annualized rent of $7,877,276 for which no new leases were signed.
(d)	Represents 0.05% or less.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,319,637
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	485,847
Square footage unleased	3,949,270
Total net rentable square footage (does not include land leases)	30,754,754

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning January 1, 2013, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2013 through 2015 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013 (c)
Northern NJ	102	817,273	3.7	21,110,405	25.83	3.9
Central NJ	74	498,704	2.3	12,269,929	24.60	2.3
Westchester Co., NY	56	406,709	1.9	8,836,517	21.73	1.6
Manhattan	1	12,594	0.1	340,098	27.00	0.1
Sub. Philadelphia	48	214,930	1.0	5,122,297	23.83	0.9
Fairfield Co., CT	9	19,377	0.1	457,756	23.62	0.1
Washington, DC/MD	23	113,429	0.5	2,782,689	24.53	0.5
Rockland Co., NY	9	22,996	0.1	612,582	26.64	0.1
TOTAL – 2013	322	2,106,012	9.7	51,532,273	24.47	9.5

2014
Northern NJ	118	1,612,532	7.5	37,848,700	23.47	7.0
Central NJ	55	436,562	2.0	9,196,121	21.06	1.7
Westchester Co., NY	50	224,776	1.0	5,926,463	26.37	1.1
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	46	211,341	1.0	5,164,530	24.44	0.9
Fairfield Co., CT	8	24,678	0.1	603,716	24.46	0.1
Washington, DC/MD	31	175,769	0.8	4,874,926	27.73	0.9
Rockland Co., NY	7	22,571	0.1	573,150	25.39	0.1
TOTAL – 2014	315	2,708,229	12.5	64,187,606	23.70	11.8

2015
Northern NJ	89	1,304,516	6.1	28,488,407	21.84	5.2
Central NJ	54	714,754	3.3	14,908,768	20.86	2.8
Westchester Co., NY	36	169,489	0.8	4,338,178	25.60	0.8
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	43	251,424	1.2	5,984,583	23.80	1.1
Fairfield Co., CT	10	70,164	0.3	1,936,804	27.60	0.4
Washington, DC/MD	33	295,929	1.4	9,292,670	31.40	1.7
Rockland Co., NY	2	32,311	0.1	775,464	24.00	0.1
TOTAL – 2015	267	2,838,587	13.2	65,724,874	23.15	12.1

2016	225	1,974,353	9.2	47,973,035	24.30	8.8

2017	215	3,108,134	14.4	79,624,432	25.62	14.7

2018	156	1,715,647	8.0	48,071,989	28.02	8.9

2019	84	1,130,224	5.3	28,134,083	24.89	5.2

2020	80	1,263,019	5.9	32,333,375	25.60	6.0

2021	59	1,049,158	4.9	28,197,136	26.88	5.2

2022	50	1,058,779	4.9	25,900,757	24.46	4.8

2023	28	812,177	3.8	22,409,421	27.59	4.1

2024 and thereafter	40	1,762,641	8.2	48,134,125	27.31	8.9
Totals/Weighted Average	1,841	21,526,960 (c)	100.0	542,223,106	25.19	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual December 2012 billings times 12. For leases whose rent commences after January 1, 2013 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring December 31, 2012 aggregating 360,469 square feet and representing annualized rent of $7,700,482 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning January 1, 2013, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2013 through 2015 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013 (c)
Northern NJ	9	70,995	1.6	928,738	13.08	1.6
Central NJ	7	58,769	1.3	676,593	11.51	1.2
Westchester Co., NY	41	206,566	4.7	3,871,773	18.74	6.6
Sub. Philadelphia	19	162,428	3.7	1,218,771	7.50	2.1
Fairfield Co., CT	5	75,563	1.7	1,234,106	16.33	2.1
TOTAL – 2013	81	574,321	13.0	7,929,981	13.81	13.6

2014
Northern NJ	6	58,790	1.3	765,774	13.03	1.3
Central NJ	4	25,353	0.6	356,990	14.08	0.6
Westchester Co., NY	42	273,304	6.2	4,605,990	16.85	7.9
Sub. Philadelphia	15	148,465	3.4	1,084,317	7.30	1.8
Fairfield Co., CT	2	7,425	0.2	125,929	16.96	0.2
TOTAL – 2014	69	513,337	11.7	6,939,000	13.52	11.8

2015
Northern NJ	5	41,705	1.0	484,467	11.62	0.9
Central NJ	5	39,697	0.9	542,753	13.67	0.9
Westchester Co., NY	24	152,898	3.5	2,536,745	16.59	4.3
Sub. Philadelphia	19	216,455	4.9	1,529,494	7.07	2.6
Fairfield Co., CT	1	36,928	0.8	720,096	19.50	1.2
TOTAL – 2015	54	487,683	11.1	5,813,555	11.92	9.9

2016	59	589,082	13.4	8,483,839	14.40	14.5

2017	58	523,173	11.9	6,458,466	12.34	11.0

2018	54	542,787	12.3	7,149,665	13.17	12.2

2019	26	505,808	11.5	6,724,833	13.30	11.5

2020	14	197,573	4.5	2,359,595	11.94	4.0

2021	16	143,195	3.3	2,324,533	16.23	4.0

2022	5	62,542	1.4	827,952	13.24	1.4

2023	7	127,407	2.9	1,777,246	13.95	3.0

2024 and thereafter	6	129,549	3.0	1,815,560	14.01	3.1
Totals/Weighted
Average	449	4,396,457	(c) 100.0	58,604,225	13.33	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual December 2012 billings times 12. For leases whose rent commences after January 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring December 31, 2012 aggregating 18,432 square feet and representing annualized rent of $176,794 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning January 1, 2013, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013	5	97,231	25.6	984,108	10.12	23.9

2014	3	30,545	8.0	649,926	21.28	15.8

2015	1	28,000	7.4	350,000	12.50	8.5

2016	4	30,988	8.2	341,844	11.03	8.3

2018	1	77,203	20.4	363,354	4.71	8.8

2020	6	47,232	12.5	649,136	13.74	15.7

2023	1	67,721	17.9	785,564	11.60	19.0
Totals/Weighted
Average	21	378,920	100.0	4,123,932	10.88	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual December 2012 billings times 12. For leases whose rent commences after January 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning January 1, 2013, assuming that none of the tenants exercise renewal or termination options. All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	1	9,300	53.8	175,000	18.82	39.2

2024 and thereafter	1	8,000	46.2	272,000	34.00	60.8
Totals/Weighted
Average	2	17,300	100.0	447,000	25.84	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual December 2012 billings times 12. For leases whose rent commences after January 1, 2013 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2012